UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09191

Name of Fund: BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings Quality Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2017

Date of reporting period: 07/31/2017

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR for the period ended July 31, 2017, filed with the Securities and Exchange Commission on October 4, 2017 (Accession Number 0001193125-17-303165). The sole purpose of this amendment is to attach as an exhibit the Proxy Voting Policy and Procedures referenced in Item 7 of the Form N-CSR. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Item 1 –	Report to Stockholders

JULY 31, 2017

ANNUAL REPORT

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. Divergent global monetary policy continued in earnest, as the European Central Bank and the Bank of Japan reiterated their commitments to economic stimulus despite nascent signs of sustained economic growth in both countries.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the positive outlook for economic growth have kept markets relatively tranquil.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, such as the Fed moving toward the normalization of monetary policy and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.51%	16.04%
U.S. small cap equities (Russell 2000® Index)	5.35	18.45
International equities (MSCI Europe, Australasia, Far East Index)	13.79	17.77
Emerging market equities (MSCI Emerging Markets Index)	18.98	24.84
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.35	0.54
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.33	(5.73)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.51	(0.51)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.40	0.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.57	10.94
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	JULY 31, 2017	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2017

Municipal Market Conditions

Municipal bonds experienced modestly positive performance for the period as a result of vastly rising interest rates spurring from generally stronger economic data, signs of inflation pressures, Federal Reserve (“Fed”) monetary policy normalization, and market expectations for pro-growth fiscal policy. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the income, attractive relative yield, and stability of municipal bonds amid bouts of interest rate volatility (bond prices rise as rates fall) resulting from geopolitical tensions, the contentious U.S. election, and continued global central bank divergence — i.e., policy easing outside the United States while the Fed slowly engages in policy tightening. During the 12 months ended July 31, 2017, municipal bond funds garnered net inflows of approximately $593 million (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained robust from a historical perspective at $412 billion (above the $397 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 57%) as issuers continued to take advantage of low interest rates and a flat yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2017
6 months: 3.40%
12 months: 0.36%

A Closer Look at Yields

From July 31, 2016 to July 31, 2017, yields on AAA-rated 30-year municipal bonds increased by 62 basis points (“bps”) from 2.12% to 2.74%, while 10-year rates rose by 55 bps from 1.40% to 1.95% and 5-year rates increased 37 bps from 0.84% to 1.21% (as measured by Thomson Municipal Market Data). The municipal yield curve steepened over the 12-month period with the spread between 2- and 30-year maturities steepening by 20 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. Municipal bonds came under pressure post the November U.S. election as a result of uncertainty surrounding potential tax-reform, though growing expectation that tax reform is likely to be delayed or watered down quickly eased investor concerns. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2017, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2017

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	5

Fund Summary as of July 31, 2017	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2017 ($14.17)[1]	5.42%
Tax Equivalent Yield[2]	9.58%
Current Monthly Distribution per Common Share[3]	$0.0640
Current Annualized Distribution per Common Share[3]	$0.7680
Economic Leverage as of July 31, 2017[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MUE[1,2]	0.29%	(0.50)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(1.54)%	(0.78)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•	Reinvestment was a drag on results, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at materially lower prevailing rates.

•

Portfolio income made the most significant positive contribution during a period in which bond prices lost ground. The Fund’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•

The Fund’s exposure to pre-refunded issues benefited performance, as their low duration enabled them to hold up better than longer-duration bonds at a time of rising yields. (Duration is a measure of interest rate sensitivity.) Positions in the transportation and tax-backed (local) sectors also contributed to performance. However, investments in the tax-backed (state) sector detracted.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	JULY 31, 2017

BlackRock MuniHoldings Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$14.17	$14.94	(5.15)%	$15.04	$12.58
Net Asset Value	$14.19	$15.08	(5.90)%	$15.08	$13.81

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Transportation	41%	42%
County/City/Special District/School District	22	21
Utilities	13	14
Health	11	11
State	6	6
Education	3	3
Housing	2	1
Tobacco	1	1
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2017	—	[3]
2018	23%
2019	12
2020	3
2021	17

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

[3]	Represents less than 1% of the Fund’s total investments.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	7%	8%
AA/Aa	55	59
A	29	27
BBB/Baa	7	5
N/R	2	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

ANNUAL REPORT	JULY 31, 2017	7

Fund Summary as of July 31, 2017	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2017 ($15.18)[1]	5.14%
Tax Equivalent Yield[2]	10.47%
Current Monthly Distribution per Common Share[3]	$0.0650
Current Annualized Distribution per Common Share[3]	$0.7800
Economic Leverage as of July 31, 2017[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MCA[1,2]	(4.26)%	(0.92)%
Lipper California Municipal Debt Funds[3]	(4.75)%	(0.88)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

California municipal bonds performed slightly better than national municipals during the period. California’s 2017--2018 budget demonstrated both spending restraint and growing reserves, with a forecast that projects structural balance through 2019. The state’s economy has grown at a healthy rate in recent years, with median household income and job gains outpacing U.S. growth rates.

•

Positions in intermediate- and longer-dated maturities declined the most in value, as they typically have longer durations relative to shorter maturities. (Duration is a measure of interest rate sensitivity.) In addition, the Fund’s exposure to 3% and 4% coupon bonds detracted given that lower coupons typically underperform in a rising-rate environment.

•	Allocations in hospital and tax-backed (local) sectors also detracted from performance.

•

The Fund’s positions in high-quality, short-duration pre-refunded securities contributed positively to performance. At a time of rising yields, pre-refunded securities performed well relative to longer-duration issues in part due to their higher coupon income.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•

While the Fund’s use of leverage enhanced portfolio income, the benefits of this strategy were somewhat reduced given the modest rise in funding costs associated with less accommodative central bank monetary policy. In addition, leverage exacerbated the impact of declining bond prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	JULY 31, 2017

BlackRock MuniYield California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$15.18	$16.75	(9.37)%	$16.87	$13.95
Net Asset Value	$15.73	$16.77	(6.20)%	$16.80	$15.09

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/17	7/31/16
County/City/Special District/School District	36%	41%
Utilities	17	18
Health	16	14
Transportation	15	13
Education	10	9
State	5	5
Corporate	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2017	—	[3]
2018	8%
2019	15
2020	6
2021	11

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

[3]	Represents less than 1% of the Fund’s total investments.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	7%	15%
AA/Aa	80	75
A	11	8
BBB/Baa	1	1
N/R	1	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

ANNUAL REPORT	JULY 31, 2017	9

Fund Summary as of July 31, 2017	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2017 ($13.26)[1]	4.89%
Tax Equivalent Yield[2]	9.90%
Current Monthly Distribution per Common Share[3]	$0.0540
Current Annualized Distribution per Common Share[3]	$0.6480
Economic Leverage as of July 31, 2017[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MYN[1,2]	(3.29)%	(0.69)%
Lipper New York Municipal Debt Funds[3]	(5.60)%	(0.58)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

New York municipal bonds slightly outperformed the broader national market during the period. While new issuance in the state was relatively robust, much of it was concentrated in several large issuers. The state’s overall financial prospects exhibited positive trends, albeit slightly behind national averages.

•

The Fund’s exposure to the longer end of the yield curve detracted as longer-term bonds sold off more than the shorter-term issues. Positions in lower coupon securities also generally detracted from performance due to their longer duration characteristics. (Duration is a measure of interest rate sensitivity.)

•

Portfolio income made the most significant positive contribution to performance during a time in which bond prices lost ground. The Fund’s use of leverage, while enhancing income, also exacerbated the impact of declining bond prices.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•

From a sector perspective, the Fund’s exposure to the transportation and education sectors was a positive contributor. Additionally, exposure to the pre-refunded sector was beneficial as these high-quality, short-duration securities outperformed at a time of rising yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	JULY 31, 2017

BlackRock MuniYield New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$13.26	$14.40	(7.92)%	$14.56	$12.50
Net Asset Value	$14.25	$15.07	(5.44)%	$15.08	$13.52

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Transportation	25%	20%
County/City/Special District/School District	18	25
Education	18	18
Utilities	14	13
State	13	13
Health	6	6
Housing	3	3
Tobacco	2	1
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	6%
2018	6
2019	7
2020	4
2021	16

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	20%	19%
AA/Aa	55	59
A	19	16
BBB/Baa	5	4
N/R2	1	2
[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and less than 1%, respectively, of the Fund’s total investments.

ANNUAL REPORT	JULY 31, 2017	11

Fund Summary as of July 31, 2017	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2017 ($14.66)[1]	5.57%
Tax Equivalent Yield[2]	9.84%
Current Monthly Distribution per Common Share[3]	$0.0680
Current Annualized Distribution per Common Share[3]	$0.8160
Economic Leverage as of July 31, 2017[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MYI[1,2]	(0.69)%	(1.02)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(1.54)%	(0.78)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s premium to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

The Fund’s exposure to the longer end of the yield curve detracted from performance given that longer-term bonds sold off more than the shorter-term issues. Positions in lower coupon securities, including zero-coupon bonds also detracted due to their longer duration characteristics. (Duration is a measure of interest rate sensitivity.) Exposure to the utilities sector was a further detractor, as certain securities underperformed.

•

Portfolio income made the most significant positive contribution to performance during a period in which bond prices lost ground. The Fund’s use of leverage, while enhancing income, also exacerbated the impact of declining bond prices.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•

Exposure to the transportation sector, where yield spreads generally tightened, was a positive contributor. Many bonds in this sector are subject to the Alternative Minimum Tax, and these types of securities have outperformed in anticipation of possible tax law changes.

•	On a geographic basis, exposure to Illinois was beneficial. Yield spreads in the state tightened due to an increase in tax rates and a successful budget passage.

•	Exposure to the pre-refunded sector also aided performance, as these high-quality, short-duration securities outperformed at a time of rising yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	JULY 31, 2017

BlackRock MuniYield Quality Fund III, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$14.66	$15.63	(6.21)%	$15.80	$13.23
Net Asset Value	$14.48	$15.49	(6.52)%	$15.49	$13.97

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Transportation	27%	26%
State	18	16
County/City/Special District/School District	15	15
Utilities	14	17
Health	13	12
Education	9	9
Corporate	2	2
Housing	1	2
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	5%
2018	19
2019	12
2020	2
2021	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17		7/31/16
AAA/Aaa	11%		11%
AA/Aa	54		61
A	21		20
BBB/Baa	12		7
N/R	2	[2]	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

ANNUAL REPORT	JULY 31, 2017	13

Schedule of Investments July 31, 2017	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.5%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	$5,225	$5,698,019
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	940	1,046,944
Lower Alabama Gas District, RB, Series A, 5.00%, 9/01/46	1,025	1,284,520

		8,029,483
California — 22.6%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/18 (a)	5,050	5,307,348
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	2,865	3,259,425
City & County of San Francisco California Airports Commission, ARB, Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	680	682,591
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 5/01/28	1,800	2,139,102
2nd, 5.25%, 5/01/33	1,410	1,623,756
5.00%, 5/01/44	1,860	2,090,528
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.50%, 3/01/30	4,045	4,555,358
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	2,800	3,072,832
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	4,500	5,292,450
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/18 (a)	3,500	3,648,925
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/18 (a)	3,175	3,321,145
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 8/01/21 (a)	1,875	2,196,300
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	2,445	2,942,142
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/20 (a)	2,000	2,252,280
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,675	1,740,509
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/21 (a)	2,670	3,127,531
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	5,000	6,029,700

Municipal Bonds	Par (000)	Value
California (continued)
State of California Public Works Board, LRB, Various Capital Projects, Series I (continued):
5.50%, 11/01/31	$3,130	$3,766,423
5.50%, 11/01/33	3,000	3,590,520
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	1,260	1,487,896
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	940	1,146,358
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	7,580	8,915,520

		72,188,639
Colorado — 2.1%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,500	1,736,445
5.50%, 11/15/30	565	648,388
5.50%, 11/15/31	675	773,523
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/19 (a)	3,300	3,593,007

		6,751,363
Florida — 20.5%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	405	470,784
County of Broward Florida Airport System Revenue, ARB, Series A, AMT:
5.13%, 10/01/38	5,665	6,326,049
5.00%, 10/01/45	1,440	1,604,117
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	2,995	3,458,656
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,500	2,795,275
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	300	300,426
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,765	2,016,936
Series A, 5.50%, 10/01/42	3,000	3,503,790
Series B, AMT, 6.25%, 10/01/38	800	959,296
Series B, AMT, 6.00%, 10/01/42	1,060	1,239,712
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	3,130	3,718,816

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDC	Economic Development Corp.	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	ERB	Education Revenue Bonds	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	GAB	Grant Anticipation Bonds	PILOT	Payment in Lieu of Taxes
ARB	Airport Revenue Bonds	GARB	General Airport Revenue Bonds	PSF	Permanent School Fund
BAM	Build America Mutual Assurance Co.	GO	General Obligation Bonds	PSF-GTD	Permanent School Fund Guaranteed
BARB	Building Aid Revenue Bonds	GTD	Guaranteed	RB	Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.	HFA	Housing Finance Agency	S/F	Single-Family
BOCES	Board of Cooperative Educational Services	IDA	Industrial Development Authority	SONYMA	State of New York Mortgage Agency
CAB	Capital Appreciation Bonds	IDB	Industrial Development Board	SRF	State Revolving Fund
COP	Certificates of Participation	IDRB	Industrial Development Revenue Bonds
EDA	Economic Development Authority	ISD	Independent School District

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, Series A:
Miami International Airport (AGM), 5.50%, 10/01/18 (a)	$4,180	$4,397,569
Miami International Airport (AGM), 5.25%, 10/01/41	4,610	4,792,003
5.00%, 10/01/31	5,155	5,759,939
5.00%, 10/01/32	5,000	5,566,250
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (a)	7,600	8,280,504
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 6/01/32	1,805	2,118,817
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21 (a)	6,965	8,104,822

		65,413,761
Hawaii — 1.7%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	740	850,882
5.25%, 8/01/26	1,205	1,373,748
State of Hawaii, Department of Transportation, RB, Series A, AMT, 5.00%, 7/01/45	2,805	3,149,314

		5,373,944
Illinois — 16.9%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A:
5.00%, 1/01/41	1,140	1,249,144
AMT, 5.50%, 1/01/28	1,000	1,149,980
AMT, 5.50%, 1/01/29	1,500	1,717,620
AMT, 5.38%, 1/01/33	2,000	2,242,700
City of Chicago Illinois O’Hare International Airport, ARB, 3rd Lien, Series A:
5.75%, 1/01/21 (a)	1,680	1,940,014
5.75%, 1/01/39	320	362,950
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series C, 6.50%, 1/01/21 (a)	9,085	10,718,846
Senior Lien, Series D, AMT, 5.00%, 1/01/42	735	825,912
Series A (AGM), 5.00%, 1/01/18 (a)	5,000	5,087,350
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (a)	3,400	3,627,596
Sales Tax Receipts, 5.25%, 12/01/36	2,940	3,175,759
Sales Tax Receipts, 5.25%, 12/01/40	1,500	1,615,875
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	2,985	3,144,190
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.25%, 12/01/30	1,270	1,364,958
5.50%, 12/01/38	1,205	1,292,628
5.25%, 12/01/43	2,960	3,104,241
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C:
4.00%, 2/15/41	1,155	1,074,843
5.00%, 2/15/41	975	1,042,099
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,350	2,677,731
6.00%, 6/01/28	670	763,364
State of Illinois, GO:
5.25%, 2/01/31	1,495	1,594,866
5.25%, 2/01/32	2,320	2,465,441
5.50%, 7/01/33	1,000	1,069,060
5.50%, 7/01/38	700	743,442

		54,050,609

Municipal Bonds	Par (000)	Value
Indiana — 0.9%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 1/01/19 (a)	$465	$494,904
5.50%, 1/01/38	1,905	2,012,766
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	460	492,131

		2,999,801
Louisiana — 4.0%
City of New Orleans Aviation Board, RB, General Airport, Series B, AMT, 5.00%, 1/01/48	2,175	2,466,472
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 1/01/29	2,225	2,594,016
Louisiana Public Facilities Authority, RB, Ranciscan Missionaries, Series A, 5.00%, 7/01/47	5,070	5,724,435
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	2,020	2,096,942

		12,881,865
Maryland — 0.9%
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/42	2,450	2,775,336
Massachusetts — 0.8%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.00%, 1/01/47	420	465,889
5.25%, 1/01/42	940	1,072,587
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,010	1,075,054

		2,613,530
Michigan — 2.2%
Hudsonville Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	3,420	3,835,359
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	3,115	3,360,151

		7,195,510
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	305	326,627
6.50%, 11/15/38	1,670	1,776,112

		2,102,739
Mississippi — 1.3%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,225	2,850,225
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,168,110

		4,018,335
Nevada — 2.7%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	3,210	3,494,599
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/18 (a)	5,000	5,171,250

		8,665,849

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	15

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Municipal Bonds	Par (000)	Value
New Jersey — 4.3%
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 1/01/43	$1,940	$2,166,379
(AGM), 5.00%, 1/01/31	1,355	1,492,953
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,400	3,664,010
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGC), 5.63%, 12/15/28	2,930	3,115,996
Series AA, 5.50%, 6/15/39	3,040	3,251,766

		13,691,104
New York — 8.1%
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series EE:
Fiscal 2009, 5.25%, 6/15/40	6,930	7,444,830
Water & Sewer System, 5.38%, 6/15/43	2,220	2,504,537
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A:
5.75%, 2/15/21 (a)	565	655,191
5.75%, 2/15/47	375	431,250
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	8,500	9,747,120
Series A-1, 5.25%, 11/15/39	1,550	1,819,219
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,000	2,254,260
TSASC, Inc., Refunding RB, Series A, 5.00%, 6/01/41	895	979,703

		25,836,110
Ohio — 0.9%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	2,500	2,948,400
Oklahoma — 0.6%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 8/01/57	1,640	1,801,081
Pennsylvania — 1.8%
County of Delaware Pennsylvania Authority, Refunding RB, Cabrini University, 5.00%, 7/01/42	1,060	1,169,784
Pennsylvania Turnpike Commission, RB, Series B-1, 5.25%, 6/01/47	500	573,590
Township of Bristol Pennsylvania School District, GO:
5.25%, 6/01/37	2,500	2,868,000
5.25%, 6/01/43	1,100	1,254,231

		5,865,605
South Carolina — 5.6%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	3,760	4,424,693
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 7/01/38	2,940	3,401,021
5.50%, 7/01/41	2,500	2,816,250
State of South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	1,870	2,102,778
State of South Carolina Public Service Authority, Refunding RB:
Series C, 5.00%, 12/01/46	1,000	1,088,140
Series E, 5.25%, 12/01/55	3,500	3,913,875

		17,746,757

Municipal Bonds	Par (000)	Value
Tennessee — 1.0%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 7/01/40	$3,000	$3,350,490
Texas — 17.9%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	2,345	2,714,806
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (a)	6,345	6,910,784
6.00%, 11/15/35	355	386,975
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	620	667,839
6.50%, 7/01/37	2,380	2,531,915
Dallas Texas Area Rapid Transit, Refunding RB, Senior Lien (a):
5.25%, 12/01/18	2,605	2,753,928
5.25%, 12/01/18	1,950	2,061,481
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	1,615	1,766,035
Series H, 5.00%, 11/01/37	1,810	2,031,291
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	2,155	2,529,237
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	5,480	6,366,226
North Texas Tollway Authority, Refunding RB, 1st Tier System:
(NPFGC), 5.75%, 1/01/18 (a)	4,340	4,428,059
(NPFGC), 5.75%, 1/01/40	1,400	1,425,480
Series A, 5.63%, 1/01/18 (a)	4,895	4,991,774
Series A, 5.63%, 1/01/33	6,080	6,194,486
Series K-2 (AGC), 6.00%, 1/01/19 (a)	1,000	1,070,590
Series S (NPFGC), 5.75%, 1/01/18 (a)	855	872,348
Series S (NPFGC), 5.75%, 1/01/18 (a)	5,835	5,953,392
Series SE (NPFGC), 5.75%, 1/01/40	145	147,732
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	1,070	1,220,399

		57,024,777
Vermont — 0.9%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/43	2,535	2,952,160
Virginia — 1.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	945	1,058,306
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	2,195	2,357,759

		3,416,065
Washington — 2.6%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	2,400	2,691,120
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 5/01/42 (b)	660	757,106
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 5/01/37 (b)	2,485	2,873,033
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	1,865	2,103,440

		8,424,699

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Municipal Bonds	Par (000)	Value
Wyoming — 0.2%
State of Wyoming Municipal Power Agency, Inc., Refunding RB, Series A (BAM), 5.00%, 1/01/42	$570	$650,347
Total Municipal Bonds — 124.8%		398,768,359

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 2.7%
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No.2, Series A, 5.00%, 10/01/47	7,499	8,730,838
Colorado — 3.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 4/29/18 (a)	9,410	9,705,380
Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,061	3,484,776
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(d)	1,699	1,799,065
Florida — 4.1%
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/18 (a)	12,500	13,080,500
Illinois — 4.2%
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	3,967	4,119,165
State of Illinois Toll Highway Authority, RB, Senior:
Priority, Series A, 5.00%, 1/01/40	1,980	2,251,543
Series B, 5.00%, 1/01/40	6,148	6,939,141

		13,309,849
Maryland — 0.9%
City of Baltimore Maryland, RB, Wastewater Project, Sub-Series A, 5.00%, 7/01/46	2,499	2,894,920
Nevada — 6.1%
County of Clark Nevada Water Reclamation District, GO (a):
Limited Tax, 6.00%, 7/01/18	10,000	10,467,300
Series B, 5.50%, 7/01/19	8,247	8,956,731

		19,424,031
New Jersey — 1.7%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	3,679	3,806,099
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (d)	1,500	1,558,197

		5,364,296

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York — 7.1%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF, 5.00%, 6/15/45	$5,958	$6,698,352
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,300	2,436,757
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,515	8,518,743
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	4,400	5,078,962

		22,732,814
Pennsylvania — 0.7%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 8/15/38	1,963	2,238,796
Texas — 1.5%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,296	4,781,181
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,504	2,661,944
Virginia — 1.4%
County of Fairfax Virginia EDA, RB, Metrorail Parking System, 5.00%, 4/01/47 (d)	3,720	4,346,113
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.9%		114,554,503
Total Long-Term Investments (Cost — $475,790,050) — 160.7%		513,322,862

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (e)(f)	327,393	327,524
Total Short-Term Securities (Cost — $327,524) — 0.1%		327,524
Total Investments (Cost — $476,117,574) — 160.8%		513,650,386
Liabilities in Excess of Other Assets — (0.1)%		(291,683)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.7)%		(62,946,153)
VMTP Shares at Liquidation Value — (41.0)%		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$319,412,550

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 7, 2018 to October 1, 2024, is $6,783,458. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	17

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

(e)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	627,379	(299,986)	327,393	$327,524	$15,212	$2,344	—

(f)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(26)	September 2017	$3,072	$(277)
10-Year U.S. Treasury Note	(54)	September 2017	$6,798	1,414
Long U.S. Treasury Bond	(31)	September 2017	$4,742	(12,637)
Ultra U.S. Treasury Bond	(7)	September 2017	$1,152	(9,508)
Total				$(21,008)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$1,414	—	$1,414

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$22,422	—	$22,422

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$647,800	—	$647,800

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$40,008	—	$40,008

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$22,555,904

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$513,322,862	—	$513,322,862
Short-Term Securities	$327,524	—	—	327,524

Total	$327,524	$513,322,862	—	$513,650,386

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$1,414	—	—	$1,414
Liabilities:
Interest rate contracts	(22,422)	—	—	(22,422)

Total	$(21,008)	—	—	$(21,008)

[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts that are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(62,841,318)	—	$(62,841,318)
VMTP Shares at Liquidation Value	—	(131,000,000)	—	(131,000,000)

Total	—	$(193,841,318)	—	$(193,841,318)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	19

Schedule of Investments July 31, 2017	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 90.4%
Corporate — 1.3%
California Pollution Control Financing Authority, RB, San Jose Water Company Project, AMT, 4.75%, 11/01/46	$4,000	$4,349,120
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	2,435	2,632,040

		6,981,160
County/City/Special District/School District — 35.1%
Banning Unified School District, GO, Election of 2016, Series A (AGM), 5.25%, 8/01/42	4,530	5,444,018
Chaffey Joint Union High School District, GO, CAB, Election of 2012, Series C (a):
0.00%, 8/01/32	250	143,880
0.00%, 8/01/33	500	271,795
0.00%, 8/01/34	505	262,348
0.00%, 8/01/35	545	269,421
0.00%, 8/01/36	500	235,575
0.00%, 8/01/37	650	291,921
0.00%, 8/01/38	630	270,428
0.00%, 8/01/39	750	307,762
0.00%, 8/01/40	1,850	726,051
0.00%, 8/01/41	305	114,253
0.00%, 2/01/42	350	127,803
City & County of San Francisco California, COP, Port Facilities Project, Series C, AMT, 5.25%, 3/01/32	1,050	1,192,548
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 2/01/19 (b)	2,000	2,152,460
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/19 (b)	2,500	2,653,400
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/19 (b)	9,045	9,838,608
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/21 (b)	2,755	3,229,135
El Monte City School District, GO, Los Angeles Country, California Series B, 5.50%, 8/01/46	4,265	5,217,332
Fowler Unified School District, GO, Election of 2016, Series A (BAM), 5.25%, 8/01/46	3,700	4,446,549
Fremont Union High School District, GO, Refunding, Series A, 4.00%, 8/01/46	1,465	1,563,331
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/37	2,725	3,214,955
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,165	2,508,910
5.75%, 8/01/35	8,400	9,674,196
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/21 (b)	2,500	2,986,675
Grossmont California Union High School District, GO, Election of 2008, Series C, 5.50%, 8/01/33	1,880	2,162,019
Imperial Irrigation District, Series A, Electric System Revenue (b):
5.13%, 11/01/18	4,085	4,303,711
5.13%, 11/01/18	915	963,989
Inglewood Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Subordinate Lien Merged Redevelopment Project, Series A (BAM), 5.00%, 5/01/38	250	287,198
Kern Community College District, GO, Safety Repair & Improvements, Series C, 5.25%, 11/01/32	5,715	6,797,250
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (b)	10,750	10,750,000

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/19 (b)	$2,075	$2,233,239
Mount San Antonio Community College District, GO, Refunding, Election of 2008, Series A, 5.00%, 8/01/34	4,500	5,201,865
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 8/01/21 (b)	8,140	9,462,424
Orchard School District, GO, Election of 2001, Series A (AGC), 5.00%, 8/01/19 (b)	7,490	8,099,686
Perris Union High School District, GO, Election of 2012, Series B, 5.25%, 9/01/39	2,715	3,193,139
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM) (b):
5.50%, 8/01/18	2,000	2,093,340
5.63%, 8/01/18	4,500	4,712,715
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,195,950
Riverside County Public Financing Authority, Tax Allocation Bonds, Series A (BAM), 4.00%, 10/01/40	2,455	2,561,301
RNR School Financing Authority, Special Tax Bonds, Community Facilities District No. 92-1, Series A (BAM):
5.00%, 9/01/37	1,500	1,735,650
5.00%, 9/01/41	3,000	3,450,720
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 5/01/36	2,570	2,577,453
5.75%, 5/01/42	4,500	5,157,540
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A:
5.00%, 6/01/32	3,375	3,891,577
5.00%, 6/01/39	5,800	6,609,332
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 8/01/20 (b)	6,475	7,241,964
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,000	3,489,090
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/19 (b)	5,600	6,159,272
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 8/01/21 (b)	7,680	9,077,606
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/38	1,625	1,986,481
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 8/01/41	6,140	7,024,897
Election of 2010, Series B, 5.50%, 8/01/39	3,000	3,574,050
Election of 2012, Series A, 5.50%, 8/01/39	2,500	2,978,375

		190,115,187
Education — 3.4%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,148,805
California Municipal Finance Authority, Refunding RB:
Biola University, 5.00%, 10/01/37	500	574,750
Biola University, 5.00%, 10/01/39	500	572,885
University of La Verne, Series A, 5.00%, 6/01/36	1,150	1,331,815
California School Finance Authority, RB, Alliance for College-Ready Public Schools Projects, Series A, 5.00%, 7/01/36 (c)	755	818,563

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Municipal Bonds	Par (000)	Value
California (continued)
Education (continued)
California School Finance Authority, Refunding RB, Aspire Public Schools — Obligated Group, 5.00%, 8/01/46 (c)	$1,250	$1,358,038
California Statewide Communities Development Authority, Refunding RB:
CHF-Irvine LLC, 5.00%, 5/15/33	2,625	2,982,236
CHF-Irvine LLC, 5.00%, 5/15/35	500	565,180
CHF-Irvine LLC, 5.00%, 5/15/40	2,250	2,521,418
University of California, RB, 5.25%, 5/15/36	3,680	4,389,210

		18,262,900
Health — 8.6%
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	10,000	11,183,300
Providence Health Services, Series B, 5.50%, 10/01/39	4,205	4,558,388
Sutter Health, Series B, 6.00%, 8/15/42	7,715	8,777,124
California Health Facilities Financing Authority, Refunding RB, Series A (b):
Catholic Healthcare West, 6.00%, 7/01/19	5,500	6,026,240
Dignity Health, 6.00%, 7/01/19	2,370	2,596,762
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 2/01/42	4,000	4,508,960
California Statewide Communities Development Authority, RB, Sutter Health, Series A, 6.00%, 8/15/42	5,130	5,823,063
California Statewide Communities Development Authority, Refunding RB, Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	2,860	3,203,000

		46,676,837
State — 6.6%
State of California, GO, Various Purposes:
6.00%, 3/01/33	5,500	6,186,290
6.00%, 4/01/38	13,880	14,998,728
6.00%, 11/01/39	3,510	3,883,920
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	3,996,043
Various Capital Projects, Series I, 5.50%, 11/01/33	2,575	3,081,863
Various Capital Projects, Sub-Series I-1, 6.13%, 11/01/19 (b)	3,365	3,754,061

		35,900,905
Transportation — 21.7%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B, 5.00%, 10/01/35	1,500	1,711,695
City & County of San Francisco California Airports Commission, ARB:
Series E, 6.00%, 5/01/39	9,650	10,485,497
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	545	547,076
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.13%, 1/01/27	985	988,713
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
2nd Series 34E (AGM), 5.75%, 5/01/18 (b)	3,500	3,626,735
2nd Series A, 5.25%, 5/01/33	1,900	2,188,040
Series A, 5.00%, 5/01/40	3,785	4,268,950
Series A, 5.00%, 5/01/44	2,660	2,989,680
City & County of San Francisco California Airports Commission, Refunding RB, AMT:
2nd Series 32 (AGM), 5.75%, 5/01/18 (b)	2,285	2,367,214

Municipal Bonds	Par (000)	Value
California (continued)
Transportation (continued)
City & County of San Francisco California Airports Commission, Refunding RB, AMT (continued):
2nd Series 34 (AGM), 5.75%, 5/01/18 (b)	$1,875	$1,942,463
2nd Series 34E (AGM), 5.75%, 5/01/24	840	870,475
San Francisco International Airport, Series B, 5.00%, 5/01/46	1,400	1,588,650
City of Long Beach California Harbor Revenue, RB, Series A, AMT:
5.00%, 5/15/36	1,500	1,747,245
5.00%, 5/15/37	1,355	1,575,851
City of Los Angeles California Department of Airports, ARB:
Los Angeles International Airport, Sub-Series B, 5.00%, 5/15/40	2,500	2,750,275
Series D, AMT, 5.00%, 5/15/35	2,000	2,295,360
Series D, AMT, 5.00%, 5/15/36	1,500	1,718,145
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.25%, 5/15/29	4,760	5,123,521
City of Los Angeles California Department of Airports, Sub-Series A, AMT, 5.00%, 5/15/47	3,415	3,927,933
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 3/01/41	3,075	3,539,602
Series A, 5.00%, 3/01/47	6,770	7,750,702
Series A-1, 6.25%, 3/01/34	1,400	1,633,030
County of Sacramento California, Refunding ARB, Senior Series A, 5.00%, 7/01/41	2,500	2,880,125
County of Sacramento California, ARB:
Senior Series B, AMT (AGM), 5.25%, 7/01/33	7,000	7,254,660
Subordinated & Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/18 (b)	5,555	5,804,031
County of Sacramento California Airport System Revenue, Refunding ARB, Airport System Subordinate Revenue, Sub-Series B, 5.00%, 7/01/41	1,750	2,016,088
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 3/01/40	4,500	5,267,655
County of San Diego California Regional Airport Authority, Refunding ARB, Series B, 5.00%, 7/01/40	6,350	6,944,741
County of San Diego Regional Airport Authority, RB, Subordinate, Series B, AMT (d):
5.00%, 7/01/42	7,010	8,093,606
5.00%, 7/01/47	3,750	4,309,013
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/19 (b)	2,760	2,997,719
Port of Los Angeles California Harbor Department, RB, Series B, 5.25%, 8/01/19 (b)	5,530	6,006,299
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 8/01/44	200	223,348

		117,434,137
Utilities — 13.7%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	5,000	5,667,100
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 7/01/39	8,000	9,095,760
City of Los Angeles California Wastewater System Revenue, Refunding RB, Sub-Series A:
5.00%, 6/01/20 (b)	1,325	1,472,155
5.00%, 6/01/28	675	747,475

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	21

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Municipal Bonds	Par (000)	Value
California (continued)
Utilities (continued)
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/37	$10,000	$11,437,800
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series A:
5.25%, 11/01/19 (b)	6,280	6,882,566
5.00%, 11/01/36	3,335	3,911,288
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/18 (b)	4,895	5,048,262
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 8/01/41	4,000	4,635,600
East Bay California Municipal Utility District Water System Revenue, Refunding RB, Sub-Series A, 5.00%, 6/01/20 (b)	5,000	5,559,750
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	5,000	5,846,300
Los Angeles Department of Water & Power System Revenue, RB, Power System, Series C, 5.00%, 7/01/47	10,000	11,836,200
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/19 (b)	2,000	2,154,200

		74,294,456
Total Municipal Bonds — 90.4%		489,665,582

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
California — 76.9%
County/City/Special District/School District — 25.5%
City of Los Angeles Department of Airports, RB, Los Angeles International Airport, AMT, Series B, 5.00%, 5/15/46	5,000	5,705,100
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	10,000	11,720,791
County of San Luis California Obispo Community College District, GO, Refunding, Election of 2014, Series A, 4.00%, 8/01/40	6,585	6,902,043
County of San Mateo California Community College District, GO, Series A, 5.00%, 9/01/45	17,615	20,428,102
Fremont Union High School District, GO, Refunding, Series A, 4.00%, 8/01/46	5,000	5,335,600
Los Angeles Community College District California, GO:
Election of 2001, Series A (AGM), 5.00%, 8/01/32	12,000	12,000,000
Election of 2003, Series F-1, 5.00%, 8/01/18 (b)	12,000	12,492,840
Los Angeles Community College District California, GO, Refunding, Election of 2008, 6.00%, 8/01/19 (b)	9,596	10,564,665
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,375,750
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/44	15,140	17,453,846
Sacramento Area Flood Control Agency, Refunding RB, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	10,005	11,685,240

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 8/01/40	$17,000	$18,151,240

		137,815,217
Education — 13.8%
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	12,144,330
University of California, RB:
Series AM, 5.25%, 5/15/44	9,210	10,895,706
Series O, 5.75%, 5/15/19 (b)	11,192	12,156,730
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	13,002	15,178,599
Series I, 5.00%, 5/15/40	21,105	24,413,145

		74,788,510
Health — 17.1%
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanent, Sub-Series A-2, 4.00%, 11/01/44	13,280	13,905,488
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	10,000	11,027,200
California Health Facilities Financing Authority, Refunding RB:
Lucile Salter Packard Children’s Hospital, Series B, 5.00%, 8/15/55	4,500	5,142,375
Sutter Health, Series A, 5.00%, 8/15/43	24,940	28,326,603
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	19,860	22,079,752
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 5/15/41	10,375	11,993,164

		92,474,582
State — 0.9%
State of California, GO, Refunding, 4.00%, 9/01/37	4,575	4,906,184
Transportation — 4.7%
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 5/15/41	3,641	4,169,946
Senior Revenue, Series A, 5.00%, 5/15/40	5,500	6,254,655
Series D, 5.00%, 5/15/41	13,312	15,088,482

		25,513,083
Utilities — 14.9%
Anaheim Public Financing Authority, RB, Refunding, Series A:
5.00%, 5/01/39	6,000	6,946,320
5.00%, 5/01/46	13,500	15,475,455
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19 (b)	4,380	4,775,952
City of Los Angeles California Wastewater System, RB, Green Bonds, Series A, 5.00%, 6/01/44	6,290	7,309,861
City of Sacramento California Water Revenue, RB, 5.25%, 9/01/47	14,825	17,909,264
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM) (b):
5.00%, 5/01/18	1,412	1,456,013
5.00%, 5/01/18	7,098	7,320,435
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 7/01/46	8,413	9,771,301

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California (continued)
Utilities (continued)
Rancho Water District Financing Authority, Refunding RB, Series A (AGM):
5.00%, 8/01/18 (b)	$3,729	$3,880,456
5.00%, 8/01/34	5,548	5,773,621

		80,618,678
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 76.9%		416,116,254
Total Long-Term Investments (Cost — $856,369,076) — 167.3%		905,781,836

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (f)(g)	545,574	$545,792
Total Short-Term Securities (Cost — $545,738) — 0.1%		545,792
Total Investments (Cost — $856,914,814) — 167.4%		906,327,628
Liabilities in Excess of Other Assets — (0.5)%		(2,768,041)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (36.2)%		(196,028,381)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.7)%		(166,228,160)

Net Assets Applicable to Common Shares — 100.0%		$541,303,046

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	When-issued security.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation
BlackRock Liquidity Funds, MuniCash, Institutional Class	143,051	402,523	545,574	$545,792	$31,878	$937	$54
[1] Includes net capital gain distributions.

(g)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(42)	September 2017	$4,962	$(447)
10-Year U.S. Treasury Note	(142)	September 2017	$17,876	4,584
Long U.S. Treasury Bond	(94)	September 2017	$14,379	(37,006)
Ultra U.S. Treasury Bond	(32)	September 2017	$5,264	(43,464)
Total				$(76,333)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	23

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$4,584	—	$4,584

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$80,917	—	$80,917

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$2,008,909	—	$2,008,909

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$119,257	—	$119,257

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$49,124,037

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$905,781,836	—	$905,781,836
Short-Term Securities	$545,792	—	—	545,792

Total	$545,792	$905,781,836	—	$906,327,628

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$4,584	—	—	$4,584
Liabilities:
Interest rate contracts	(80,917)	—	—	(80,917)

Total	$(76,333)	—	—	$(76,333)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (concluded)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(195,487,580)	—	$(195,487,580)
VRDP Shares at Liquidation Value	—	(166,500,000)	—	(166,500,000)

Total	—	$(361,987,580)	—	$(361,987,580)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	25

Schedule of Investments July 31, 2017	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 122.0%
Corporate — 2.0%
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	$930	$995,519
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	2,500	3,056,625
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	5,600	7,038,920

		11,091,064
County/City/Special District/School District — 17.6%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42	1,430	1,606,290
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	1,950	2,194,413
Sub-Series A-1, 5.00%, 8/01/33	2,100	2,442,930
Sub-Series D-1, 5.00%, 10/01/33	8,350	9,476,248
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	1,300	1,523,483
City of New York New York, GO, Refunding:
Fiscal 2012, Series I, 5.00%, 8/01/32	490	565,715
Fiscal 2014, Series E, 5.00%, 8/01/32	2,040	2,381,884
Series E, 5.50%, 8/01/25	6,230	7,687,010
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (a):
0.00%, 11/15/46	4,000	1,244,360
(AGM), 0.00%, 11/15/56	7,825	1,603,969
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	6,000	6,946,140
5.00%, 11/15/45	13,995	16,079,275
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (a)	5,000	2,225,400
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/43 (a)	4,330	1,626,478
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	1,000	1,076,300
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	6,400	6,413,696
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,750	1,753,780
Yankee Stadium Project (NPFGC), 5.00%, 3/01/36	2,250	2,282,603
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	9,650	9,706,259
County of Nassau New York, GO:
Series A, 5.00%, 1/15/31	1,770	2,073,856
Series B, 5.00%, 10/01/30	1,550	1,835,309
Hudson Yards Infrastructure Corp., Refunding RB, 2nd Indenture, Series A, 5.00%, 2/15/45	2,150	2,502,449
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	2,570	2,913,840
4 World Trade Center Project, 5.00%, 11/15/44	2,000	2,215,820

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
New York Liberty Development Corp., Refunding RB (continued):
4 World Trade Center Project, 5.75%, 11/15/51	$3,000	$3,462,750
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,090	1,170,300
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	3,725	4,156,616

		99,167,173
Education — 24.7%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/31	250	282,860
5.00%, 12/01/32	100	113,144
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	2,000	2,096,800
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 6/01/43	525	596,710
Manhattan College Project, 5.00%, 8/01/35	545	634,985
Manhattan College Project, 4.00%, 8/01/42	975	1,019,187
New York Law School Project, 5.00%, 7/01/41	1,065	1,165,121
City of New York Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A, 4.00%, 12/01/34	110	116,892
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 7/01/37	2,265	2,627,241
American Museum of Natural History, Series A, 5.00%, 7/01/41	825	930,097
Carnegie Hall, Series A, 4.75%, 12/01/39	3,550	3,797,577
Carnegie Hall, Series A, 5.00%, 12/01/39	2,150	2,317,313
Museum of Modern Art, Series 1A, 5.00%, 10/01/18 (b)	1,000	1,048,240
Wildlife Conservation Society, Series A, 5.00%, 8/01/42	750	854,317
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	5,740	6,276,633
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 5/01/31	2,305	2,622,629
5.25%, 5/01/32	1,000	1,131,930
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project:
5.00%, 5/01/28	1,000	1,199,870
Series A, 5.00%, 5/01/29	4,060	4,827,908
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,040	1,158,695
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 7/01/42	1,180	1,386,642
4.00%, 7/01/46	2,235	2,348,963

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Madison New York Capital Resource Corp., RB, Colgate University Project, Series B:
5.00%, 7/01/40	$815	$946,525
5.00%, 7/01/43	2,940	3,398,611
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 7/01/35	3,885	4,274,549
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A:
5.00%, 7/01/38	1,440	1,637,669
4.00%, 7/01/39	500	536,815
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,362,336
5.00%, 12/01/36	1,150	1,302,582
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	566,470
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	558,210
5.25%, 7/01/36	860	952,149
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	675	743,897
State of New York Dormitory Authority, RB:
Columbia University, Series A-2, 5.00%, 10/01/46	1,250	1,697,825
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	2,075	2,355,540
Fordham University, Series A, 5.00%, 7/01/28	325	370,370
Fordham University, Series A, 5.50%, 7/01/36	1,550	1,778,919
General Purpose, Series A, 5.00%, 2/15/36	5,500	6,324,010
New School (AGM), 5.50%, 7/01/20 (b)	4,050	4,560,097
New York University Mount Sinai School of Medicine, 5.13%, 7/01/19 (b)	665	717,209
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	4,580	6,238,235
New York University, Series B, 5.00%, 7/01/19 (b)	1,000	1,076,140
New York University, Series B, 5.00%, 7/01/37	600	683,580
New York University, Series B, 5.00%, 7/01/42	3,240	3,650,864
New York University, Series C, 5.00%, 7/01/18 (b)	2,000	2,075,240
State University Dormitory Facilities, Series A, 5.00%, 7/01/35	800	881,656
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	2,035	2,232,293
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	1,500	1,675,605
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	1,000	1,163,110
Barnard College, Series A, 5.00%, 7/01/34	1,150	1,321,465
Barnard College, Series A, 4.00%, 7/01/37	240	252,814
Barnard College, Series A, 5.00%, 7/01/43	2,500	2,846,175
Cornell University, Series A, 5.00%, 7/01/40	700	772,086

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, Refunding RB (continued):
Fordham University, 5.00%, 7/01/44	$2,130	$2,415,590
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	1,380	1,565,886
New York University, Series A, 5.00%, 7/01/31	3,955	4,549,911
New York University, Series A, 5.00%, 7/01/37	4,775	5,440,157
Pratt Institute, 5.00%, 7/01/46	910	1,036,927
Rochester Institute of Technology, 5.00%, 7/01/42	750	836,595
St. John’s University, Series A, 5.00%, 7/01/37	2,240	2,558,640
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	4,195	4,899,886
State University Dormitory Facilities, Series A, 5.25%, 7/01/31	8,735	10,126,485
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	2,315	2,718,227
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,490	1,678,947
State University Dormitory Facilities, Series B, 5.00%, 7/01/32	500	584,570
State University Dormitory Facilities, Series B, 5.00%, 7/01/33	1,140	1,327,507
Town of Hempstead New York Local Development Corp., Refunding RB, Hofstra University Project, 5.00%, 7/01/47	1,645	1,898,873

		139,145,001
Health — 10.2%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	2,200	2,362,228
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC):
5.50%, 4/01/34	490	538,711
5.50%, 4/01/30	250	276,045
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B:
3.00%, 7/01/36	1,155	1,054,538
4.00%, 7/01/41	1,055	1,084,487
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	800	817,496
5.00%, 12/01/46	1,280	1,437,107
Series A, 5.00%, 12/01/32	830	918,113
Series A, 5.00%, 12/01/37	350	384,069
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	5,650	6,380,150
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	625	690,619
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,790	1,949,668
State of New York Dormitory Authority, RB:
General Purpose, Series A, 5.00%, 2/15/42	3,000	3,487,380
Healthcare, Series A, 5.00%, 3/15/19 (b)	2,000	2,129,860
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/17 (b)	6,500	6,518,785

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	27

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
State of New York Dormitory Authority, RB (continued):
New York University Hospitals Center, Series A, 5.75%, 7/01/20 (b)	$3,450	$3,909,195
New York University Hospitals Center, Series A, 6.00%, 7/01/20 (b)	1,100	1,254,286
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/19 (b)	2,075	2,237,182
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 5/01/39	1,000	1,058,550
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	300	317,565
State of New York Dormitory Authority, Refunding RB, North Shore-Long Island Jewish Obligated Group, Series A:
5.00%, 5/01/32	4,000	4,426,760
5.00%, 5/01/32	3,525	4,077,720
5.25%, 5/01/34	9,220	10,275,874

		57,586,388
Housing — 3.7%
City of New York New York Housing Development Corp., RB, M/F Housing:
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 7/01/32	6,865	7,876,832
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	1,675	1,883,353
Series A-1-A, AMT, 5.00%, 11/01/30	750	756,983
Series A-1-A, AMT, 5.45%, 11/01/46	1,335	1,355,359
Series H-2-A, AMT, 5.20%, 11/01/35	840	848,425
Series H-2-A, AMT, 5.35%, 5/01/41	600	610,200
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	1,230	1,287,810
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, Series A, AMT (SONYMA), 5.25%, 4/01/37	2,445	2,451,015
County of Monroe New York Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA):
6.13%, 2/01/20	305	305,994
6.25%, 2/01/31	1,125	1,127,812
State of New York HFA, RB, M/F Housing:
Affordable Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	1,045	1,089,653
St. Philip’s Housing, Series A, AMT, 4.65%, 11/15/38	1,500	1,500,900

		21,094,336
State — 16.3%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,700	1,722,882
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	6,000	6,254,460
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	5,500	5,850,515
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,500	1,594,905
Fiscal 2015, Series S-1, 5.00%, 7/15/37	2,000	2,301,460
Series S-2 (AGM) (NPFGC), 5.00%, 1/15/37	5,000	5,011,750
Series S-2 (NPFGC), 4.25%, 1/15/34	4,025	4,032,688

Municipal Bonds	Par (000)	Value
New York (continued)
State (continued)
City of New York New York Transitional Finance Authority, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 7/15/35	$1,455	$1,728,642
Series S-2, 5.00%, 7/15/35	1,455	1,728,642
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2014, Sub-Series A-1, 5.00%, 11/01/38	1,000	1,156,310
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	1,690	1,963,391
Fiscal 2016, Sub-Series B-1, 5.00%, 11/01/38	4,000	4,692,320
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,916,043
Sub-Series F-1, 5.00%, 5/01/38	4,120	4,869,222
Sub-Series F-1, 5.00%, 5/01/39	5,130	6,048,578
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	1,470	1,752,313
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/19 (b)	1,500	1,638,195
Sub-Series B-1, 5.00%, 11/15/31	3,465	4,009,767
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 4.00%, 10/15/32	3,835	4,289,831
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	1,000	1,143,680
General Purpose, Series B, 5.00%, 3/15/42	7,500	8,414,475
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	1,750	1,890,927
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/17 (b)	4,050	4,078,512
Series B, 5.00%, 3/15/37	2,000	2,355,760
State Personal Income Tax, Series A, 5.00%, 2/15/43	1,000	1,116,490
State of New York Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 2/15/38	4,630	5,456,270
State of New York Thruway Authority, RB, 2nd General Highway & Bridge Trust, Series B, 5.00%, 10/01/17 (b)	1,500	1,510,560
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/32	2,000	2,336,060

		91,864,648
Tobacco — 2.3%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A, 5.00%, 6/01/41	425	453,309
Series A-2B, 5.00%, 6/01/51	800	822,032
Series B, 5.00%, 6/01/45	1,820	1,917,497
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 6/01/39	2,190	2,201,804
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 5/15/34	1,650	1,848,446
5.25%, 5/15/40	2,250	2,501,775
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 6/01/42	3,420	3,413,434

		13,158,297

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation — 29.6%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System:
5.00%, 1/01/42	$1,115	$1,299,722
5.00%, 1/01/47	430	498,938
Metropolitan Transportation Authority, RB:
Green Bonds, Series A, 5.00%, 11/15/42	3,500	4,099,550
Series A, 5.00%, 11/15/27	1,000	1,151,580
Series A, 5.00%, 11/15/30	1,000	1,161,190
Series A-1, 5.25%, 11/15/33	2,565	3,030,317
Series A-1, 5.25%, 11/15/34	2,840	3,347,877
Series C, 6.50%, 11/15/28	615	659,428
Series D, 5.25%, 11/15/41	3,450	3,940,797
Series E, 5.00%, 11/15/38	7,785	8,989,184
Series E, 5.00%, 11/15/43	4,000	4,596,040
Series H, 5.00%, 11/15/31	1,690	1,948,942
Sub-Series B, 5.00%, 11/15/25	3,250	3,890,542
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Climate Bond Certified, Sub-Series B-2, 3.13%, 11/15/33	955	965,811
Green Bond, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	3,000	3,249,960
Green Bonds, Series A-1, 5.25%, 11/15/56	2,610	3,018,830
Series D, 5.25%, 11/15/29	1,000	1,127,790
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/56	5,655	6,398,010
5.00%, 11/15/51	480	528,490
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	3,500	3,967,600
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 7/01/46	6,615	7,153,395
5.25%, 1/01/50	8,385	9,196,668
(AGM), 4.00%, 7/01/41	1,575	1,624,927
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	1,200	1,238,340
Port Authority of New York & New Jersey, ARB:
Consolidated, 163rd Series, 5.00%, 7/15/35	2,500	2,758,200
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,117,790
Consolidated, 183rd Series, 4.00%, 6/15/44	1,500	1,575,345
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	8,160	8,256,778
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,140	1,278,259
179th Series, 5.00%, 12/01/38	1,390	1,613,526
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	735	756,411
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	827,715
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,000	1,139,110
Consolidated, 189th Series, 5.00%, 5/01/45	1,875	2,147,869
Consolidated, 195th Series, AMT, 5.00%, 4/01/36	1,500	1,734,915
Consolidated, 200th Series, 5.00%, 4/15/57	1,000	1,153,490

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued):
Series G, JFK International Air Terminal (AGM), 5.75%, 12/01/25	$3,500	$3,541,510
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	3,880	4,512,091
State of New York Thruway Authority, Refunding RB, General:
Series H (AGM), 5.00%, 1/01/37	10,000	10,161,100
Series I, 5.00%, 1/01/37	4,750	5,345,127
Series I, 5.00%, 1/01/42	3,250	3,642,600
Series J, 5.00%, 1/01/41	6,275	7,041,366
Series K, 5.00%, 1/01/29	2,225	2,654,180
Series K, 5.00%, 1/01/31	1,500	1,761,270
Series K, 5.00%, 1/01/32	3,500	4,094,090
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	1,010	1,175,751
5.00%, 11/15/45	1,500	1,734,135
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (a)	9,590	5,986,462
General, Series A, 5.00%, 11/15/38	1,000	1,126,790
General, Series A, 5.25%, 11/15/45	1,460	1,710,930
General, Series A, 5.00%, 11/15/50	4,500	5,137,560
General, Series C, 5.00%, 11/15/18 (b)	1,235	1,300,010
General, Series C, 5.00%, 11/15/38	765	802,852
Sub-Series A, 5.00%, 11/15/28	2,500	2,907,800
Sub-Series A, 5.00%, 11/15/29	875	1,011,517

		167,090,477
Utilities — 15.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 6/15/47	2,455	2,943,250
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2010, Series FF, 5.00%, 6/15/31	1,500	1,658,595
Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,105,730
Fiscal 2011, Series GG, 5.00%, 6/15/43	1,000	1,115,940
Fiscal 2015, Series HH, 5.00%, 6/15/39	3,000	3,497,880
Series DD, 5.00%, 6/15/32	3,750	3,882,188
City of New York New York Water & Sewer System, RB, 2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 6/15/47	3,785	4,409,449
Long Island Power Authority, RB, General, Electric Systems, Series A (AGM), 5.00%, 5/01/36	3,775	4,198,027
Long Island Power Authority, Refunding RB, Electric Systems:
Series A, 5.00%, 9/01/34	1,000	1,148,750
Series A (AGC), 5.75%, 4/01/39	1,015	1,089,308
Series B, 5.00%, 9/01/41	590	677,633
Series B, 5.00%, 9/01/46	2,750	3,146,770
General, Series A (AGC), 6.00%, 5/01/19 (b)	1,500	1,631,040
State of New York Environmental Facilities Corp., RB, Green Bonds, Series B:
5.00%, 3/15/45	5,145	5,924,519
Revolving Funds, 5.00%, 9/15/40	1,195	1,395,712
State of New York Environmental Facilities Corp., Refunding RB:
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 6/15/33	1,040	1,076,754

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	29

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (continued)
State of New York Environmental Facilities Corp., Refunding RB (continued):
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 6/15/36	$2,100	$2,380,476
Series A, 5.00%, 6/15/40	4,275	5,014,319
Series A, 5.00%, 6/15/45	18,920	21,870,763
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	4,920	5,549,563
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	1,600	1,636,592
Series E, 5.00%, 12/15/41	9,960	11,538,859
Western Nassau County Water Authority, RB, Series A, 5.00%, 4/01/40	1,185	1,341,858

		88,233,975
Total Municipal Bonds in New York		688,431,359

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/37	1,380	1,509,830

Puerto Rico — 0.7%
Housing — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	4,050	4,239,702
Total Municipal Bonds — 123.0%		694,180,891

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
New York — 38.8%
County/City/Special District/School District — 7.6%
City of New York New York, GO, Refunding, Series E:
5.00%, 8/01/27	1,064	1,147,886
5.00%, 8/01/29	2,000	2,432,980
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 2/15/19 (b)(d)	916	983,163
Sub-Series C-3 (AGC), 5.75%, 8/15/28	13,484	14,475,381
Sub-Series I-1, 5.00%, 3/01/36	3,500	4,005,190
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	3,500	4,134,025
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (d)	9,739	11,256,391
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	3,645	4,134,013

		42,569,029
Education — 4.8%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	1,981	2,289,042
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, New York University, Series A:
5.25%, 7/01/19 (b)	6,000	6,494,820
5.00%, 7/01/35	5,198	5,850,289

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A, 5.00%, 7/01/18 (b)	$6,498	$6,742,580
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 3/15/33	4,500	5,459,715

		26,836,446
State — 8.4%
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	4,125	4,645,492
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	7,995	9,584,966
4.00%, 10/15/32	8,000	8,948,800
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/19 (b)	7,850	8,454,214
State of New York Dormitory Authority, RB:
General Purpose, Series C, 5.00%, 3/15/41	1,650	1,838,117
Mental Health Services Facilities, Series C, AMT (AGM), 5.40%, 2/15/33	6,297	6,559,274
Series A, 5.00%, 3/15/44	5,548	6,382,158
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 3/15/45	1,001	1,164,225

		47,577,246
Transportation — 11.1%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	17,999	20,404,176
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT:
5.00%, 10/15/25	7,990	9,099,789
5.00%, 10/15/26	6,000	6,825,540
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	3,900	4,536,636
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	3,940	4,503,854
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	15,000	17,415,150

		62,785,145
Utilities — 6.9%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	942	982,883
5.75%, 6/15/40	3,151	3,287,200
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	9,900	11,194,326
Fiscal 2012, Series BB, 5.00%, 6/15/44	3,991	4,476,515
Series FF-2, 5.50%, 6/15/40	2,760	2,977,764
New York State Environmental Facilities Corp., RB, Subordinated SRF Bonds, 4.00%, 6/15/46	1,488	1,579,993
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	5,998	6,949,010
Restructuring, 5.00%, 12/15/36	3,498	4,143,792
Restructuring, Series B, 4.00%, 12/15/35	2,980	3,254,249

		38,845,732
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.8%		218,613,598
Total Long-Term Investments (Cost — $855,442,517) — 161.8%		912,794,489

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (e)(f)	3,960,481	$3,962,065
Total Short-Term Securities (Cost — $3,961,669) — 0.7%		3,962,065
Total Investments (Cost — $859,404,186) — 162.5%		916,756,554
Other Assets Less Liabilities — 1.4%		8,417,687
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.1)%		(113,634,154)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (43.8)%		(247,338,256)

Net Assets Applicable to Common Shares — 100.0%		$564,201,831

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between September 6, 2018 to February 15, 2019, is $12,778,278. See Note 4 of the Notes to Financial Statements for details.

(e)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,544,681	2,415,800	3,960,481	$3,962,065	$21,264	$1,654	$396
[1] Includes net capital gain distributions.

(f)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(50)	September 2017	$5,907	$(533)
10-Year U.S. Treasury Note	(195)	September 2017	$24,549	5,105
Long U.S. Treasury Bond	(107)	September 2017	$16,368	(43,618)
Ultra U.S. Treasury Bond	(39)	September 2017	$6,416	(52,971)
Total				$(92,017)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	31

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$5,105	—	$5,105

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$97,122	—	$97,122

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$2,052,014	—	$2,052,014

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$417,188	—	$417,188

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$61,113,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$912,794,489	—	$912,794,489
Short-Term Securities	$3,962,065	—	—	3,962,065

Total	$3,962,065	$912,794,489	—	$916,756,554

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$5,105	—	—	$5,105
Liabilities:
Interest rate contracts	(97,122)	—	—	(97,122)

Total	$(92,017)	—	—	$(92,017)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (concluded)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(113,374,080)	—	$(113,374,080)
VRDP Shares at Liquidation Value	—	(247,700,000)	—	(247,700,000)

Total	—	$(361,074,080)	—	$(361,074,080)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	33

Schedule of Investments July 31, 2017	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.3%
City of Birmingham Alabama, GO, Convertible CAB, Series A1, 0.00%, 3/01/45 (a)	$2,920	$3,051,313
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (b)	3,605	3,931,361
County of Tuscaloosa Board of Education, RB, Special Tax School Warrants, 5.00%, 2/01/43	2,485	2,864,335
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, 5.00%, 12/01/47	2,835	3,146,226

		12,993,235
Alaska — 1.4%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	2,996,068
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC) (b):
6.00%, 9/01/19	6,450	7,109,384
6.00%, 9/01/19	3,700	4,078,251

		14,183,703
Arizona — 0.4%
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F Housing, Series A-2, AMT (Fannie Mae), 5.80%, 7/01/40	120	120,845
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/27	3,075	3,320,661

		3,441,506
California — 12.6%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.40%, 10/01/17 (a)(b)	10,000	10,074,100
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,550	1,681,363
Sutter Health, Series B, 5.88%, 8/15/31	3,200	3,631,744
California Health Facilities Financing Authority, Refunding RB:
Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	3,625	4,674,727
St. Joseph Health System, Series A, 5.00%, 7/01/37	2,965	3,366,787
Sutter Health, Series A, 5.00%, 11/15/36	2,565	3,033,600
California State University, RB, Systemwide, Series A, 5.50%, 5/01/19 (b)	1,525	1,646,131
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	4,030	4,480,433
St. Joseph Health System, Series E (AGM), 5.25%, 7/01/18 (b)	4,000	4,161,480
City of Redding California Electric System Revenue, COP, Refunding Series A, (AGM):
5.00%, 6/01/18 (b)	1,100	1,138,170
5.00%, 6/01/30	800	824,240
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 3/01/36	1,160	1,342,538
Series A, 5.00%, 3/01/37	1,275	1,473,339
Series A-1, 5.75%, 3/01/34	2,300	2,616,894

Municipal Bonds	Par (000)	Value
California (continued)
County of Alameda Joint Powers Authority, Refunding RB, (AGM), 5.00%, 12/01/17 (b)	$6,990	$7,088,978
County of Sacramento California, ARB, Senior Series A, 5.00%, 7/01/18 (b)	10,000	10,379,900
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/21 (b)	1,830	2,144,943
Dublin Unified School District California, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/34 (c)	5,000	1,880,050
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/31 (c)	5,110	3,231,564
Long Beach Unified School District, GO, CAB, Election of 2008, Series B, 0.00%, 8/01/34 (c)	5,000	2,705,800
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (a)	3,975	3,237,081
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (c)	7,620	3,316,986
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	2,500	2,597,775
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B (c):
0.00%, 8/01/35	7,820	4,013,615
0.00%, 8/01/36	10,000	4,909,100
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C (c):
0.00%, 8/01/37	8,000	3,827,760
0.00%, 8/01/38	12,940	5,942,824
San Diego California Unified School District, GO, CAB, Election of 2008, Series G (c):
0.00%, 7/01/34	1,860	862,166
0.00%, 7/01/35	1,970	858,349
0.00%, 7/01/36	2,960	1,213,126
0.00%, 7/01/37	1,975	762,607
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (c)	3,485	2,222,071
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	1,800	2,027,088
5.00%, 8/01/38	1,600	1,799,888
State of California, GO, Refunding, Various Purposes:
5.00%, 9/01/41	2,700	3,054,564
5.00%, 10/01/41	2,555	2,897,114
State of California, GO, Series 2007-2 (NPFGC), 5.50%, 4/01/30	10	10,034
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.00%, 11/01/38	5,040	5,733,403
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 8/01/36 (c)	6,545	3,166,602

		124,028,934
Colorado — 0.8%
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/36	1,500	1,699,470
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	5,655	6,329,755

		8,029,225

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Municipal Bonds	Par (000)	Value
District of Columbia — 1.0%
Metropolitan Washington Airports Authority, RB, AMT, Series B (AMBAC), 5.00%, 10/01/32	$10,000	$10,067,700
Florida — 14.0%
City of Tallahassee Florida Energy System Revenue, RB, (NPFGC), 5.00%, 10/01/32	3,300	3,323,067
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	4,535	5,024,236
County of Broward Florida Airport System Revenue, RB, Series A , AMT, 5.00%, 10/01/40	3,000	3,360,090
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18 (b)	13,100	13,621,380
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (b)	2,250	2,363,445
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,750	1,922,235
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	2,600	2,969,382
5.38%, 10/01/32	3,440	3,846,298
County of Miami-Dade Florida, GO, Building Better Communities Program (b):
Series B, 6.38%, 7/01/18	6,000	6,299,160
Series B-1, 5.75%, 7/01/18	3,700	3,863,429
County of Miami-Dade Florida, RB, Seaport:
Department, Series A, 6.00%, 10/01/38	5,695	6,863,443
Department, Series B, AMT, 6.25%, 10/01/38	1,165	1,396,975
Department, Series B, AMT, 6.00%, 10/01/42	1,865	2,181,192
Series B, AMT, 6.00%, 10/01/30	1,820	2,157,009
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series C (BHAC), 6.00%, 10/01/18 (b)	20,095	21,274,175
County of Miami-Dade Florida Aviation, Refunding ARB, AMT:
5.00%, 10/01/34	530	597,511
Miami International Airport, Series A (AGM), 5.50%, 10/01/18 (b)	19,020	20,009,991
County of Miami-Dade Florida Educational Facilities Authority, RB, University Miami, Series A, 5.00%, 4/01/40	14,360	16,166,775
County of Miami-Dade Florida Health Facilities Authority, Refunding RB, Nicklaus Children’s Hospital Project, 5.00%, 8/01/42	1,675	1,903,637
County of Miami-Dade Florida Transit System, RB, Surtax (AGM), 5.00%, 7/01/18 (b)	2,800	2,905,336
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 8/01/41	1,550	1,687,811
5.00%, 8/01/47	4,590	4,974,780
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21 (b)	50	57,677
5.00%, 10/01/31	3,050	3,471,937
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	5,135	5,463,229

		137,704,200

Municipal Bonds	Par (000)	Value
Georgia — 0.4%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	$1,405	$1,656,931
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/33	395	436,613
5.00%, 4/01/44	1,775	1,938,637

		4,032,181
Hawaii — 1.5%
State of Hawaii Department of Budget & Finance, Refunding RB, Hawaiian Electric Co., Inc. AMT, 4.00%, 3/01/37	10,275	10,454,196
State of Hawaii Department of Transportation, COP, AMT:
5.00%, 8/01/27	2,000	2,245,880
5.00%, 8/01/28	1,775	1,982,551

		14,682,627
Illinois — 12.9%
City of Chicago Illinois, RB:
O’Hare International Airport, Senior Lien, Series D, 5.25%, 1/01/42	8,285	9,759,481
Transit Authority, Sales Tax Receipts, 5.25%, 12/01/36	1,620	1,749,908
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, AMT, Series B, 5.00%, 1/01/31	2,425	2,645,142
City of Chicago Illinois, Refunding RB, Midway International Airport, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	3,035	3,355,101
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 1/01/21 (b)	7,555	8,724,287
3rd Lien, Series A, 5.75%, 1/01/39	1,445	1,638,948
Senior Lien, Series D, AMT, 5.00%, 1/01/42	2,865	3,219,372
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	3,250	3,409,023
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	615	656,254
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	8,700	9,808,293
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	5,250	5,742,660
Silver Cross Hospital and Medical Centers, 4.13%, 8/15/37	1,965	1,987,774
Silver Cross Hospital and Medical Centers, 5.00%, 8/15/44	985	1,054,226
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC) (c):
0.00%, 12/15/26	8,500	6,081,665
0.00%, 6/15/32	14,000	7,490,280
0.00%, 12/15/33	20,000	9,950,200
0.00%, 12/15/34	41,880	19,796,676
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (c)	9,430	2,859,553
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,700	1,936,895

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	35

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Municipal Bonds	Par (000)	Value
Illinois (continued)
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 6/01/20	$560	$624,641
State of Illinois, GO:
5.25%, 7/01/29	3,160	3,359,333
5.25%, 2/01/33	5,860	6,217,108
5.50%, 7/01/33	2,235	2,389,349
5.25%, 2/01/34	5,360	5,674,150
5.50%, 7/01/38	1,200	1,274,472
State of Illinois Toll Highway Authority, RB, Series B, 5.50%, 1/01/18 (b)	4,000	4,077,320
State of Illinois Toll Highway Authority, RB, Series B (BHAC), 5.50%, 1/01/18 (b)	2,000	2,038,660

		127,520,771
Indiana — 2.7%
City of Indianapolis Indiana, Refunding RB, Series B (AGC), 5.25%, 8/15/18 (b)	5,000	5,225,600
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,900	3,308,900
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	1,400	1,497,790
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (b)	5,000	5,354,450
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/19 (b)	565	603,318
5.75%, 1/01/38	2,335	2,477,622
(AGC), 5.25%, 1/01/19 (b)	265	281,112
(AGC), 5.50%, 1/01/19 (b)	830	883,377
(AGC), 5.25%, 1/01/29	1,085	1,150,643
(AGC), 5.50%, 1/01/38	3,420	3,613,469
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	2,425	2,594,386

		26,990,667
Iowa — 2.4%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/19 (b)	12,650	13,827,209
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	2,295	2,467,423
5.70%, 12/01/27	2,290	2,447,323
5.75%, 12/01/28	1,210	1,292,486
5.80%, 12/01/29	1,545	1,647,727
5.85%, 12/01/30	1,610	1,718,321

		23,400,489
Kentucky — 1.9%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	1,000	1,086,100
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/39 (a)	8,225	7,106,400
Kentucky State Property & Building Commission, Refunding RB, Project No. 93, (AGC):
5.25%, 2/01/19 (b)	3,545	3,770,036
5.25%, 2/01/19 (b)	5,315	5,652,396
5.25%, 2/01/27	685	726,470
5.25%, 2/01/28	455	482,264

		18,823,666

Municipal Bonds	Par (000)	Value
Louisiana — 3.2%
City of New Orleans Louisiana Aviation Board, RB, AMT:
Series A (AGM), 5.25%, 1/01/32	$6,405	$6,498,897
Series B, 5.00%, 1/01/40	4,825	5,384,121
City of Shreveport Louisiana Water & Sewer Revenue, RB, Series A:
5.00%, 12/01/37	760	884,617
5.00%, 12/01/41	1,645	1,902,146
Jefferson Sales Tax District, RB, Series B (AGM):
5.00%, 12/01/34	670	787,625
5.00%, 12/01/35	895	1,049,522
5.00%, 12/01/36	805	941,649
5.00%, 12/01/37	1,005	1,174,624
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 2/01/44	8,155	8,980,123
West Baton Rouge Parish School District No. 3, GO:
5.00%, 3/01/36	1,575	1,817,188
5.00%, 3/01/37	1,575	1,814,369

		31,234,881
Massachusetts — 2.0%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 1/01/47	5,950	6,600,097
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/43	1,045	1,160,044
Massachusetts HFA, RB, M/F Housing, Series B, 7.00%, 12/01/38	3,150	3,281,292
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	2,235	2,301,245
Series C, 5.35%, 12/01/42	2,080	2,213,973
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	3,495	3,993,422

		19,550,073
Michigan — 7.3%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/19 (b)	1,075	1,182,511
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	3,185	3,633,257
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	2,505	2,233,458
Trinity Health Credit Group, 5.00%, 12/01/21 (b)	60	69,598
Trinity Health Credit Group, 5.00%, 12/01/39	16,040	18,098,574
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 9/01/39	1,330	1,479,412
State of Michigan, RB, GAB (AGM) (b):
5.25%, 9/15/17	10,000	10,054,600
5.25%, 9/15/17	6,650	6,686,309
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/18 (b)	1,890	2,009,448
Series I, 6.25%, 10/15/18 (b)	1,130	1,201,416
Series I, 6.25%, 10/15/38	105	111,332

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Municipal Bonds	Par (000)	Value
Michigan (continued)
State of Michigan Building Authority, Refunding RB, Facilities Program (continued):
Series I (AGC), 5.25%, 10/15/24	$1,750	$1,906,065
Series I (AGC), 5.25%, 10/15/25	3,250	3,536,845
Series I-A, 5.38%, 10/15/36	2,075	2,354,170
Series I-A, 5.38%, 10/15/41	1,900	2,155,626
Series II-A (AGM), 5.25%, 10/15/36	8,040	9,053,764
Wayne County Airport Authority, Refunding RB, AMT (AGC), 5.38%, 12/01/32	5,000	5,227,950
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	1,080	1,204,880

		72,199,215
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (b)	845	904,919
6.50%, 11/15/38	4,655	4,950,779

		5,855,698
Nebraska — 0.8%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	6,825	7,506,681
Nevada — 1.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (b)	2,250	2,437,020
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	2,000	2,172,340
(AGM), 5.25%, 7/01/39	5,170	5,628,372

		10,237,732
New Jersey — 8.4%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 1/01/43	4,920	5,494,115
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 1/01/34	1,930	2,099,551
Series WW, 5.25%, 6/15/33	445	471,433
Series WW, 5.00%, 6/15/34	570	586,781
Series WW, 5.00%, 6/15/36	2,635	2,707,304
Series WW, 5.25%, 6/15/40	1,025	1,085,188
New Jersey EDA, Refunding RB, School Facilities Construction:
Series N-1 (AMBAC), 5.50%, 9/01/24	6,325	7,187,287
Series N-1 (NPFGC), 5.50%, 9/01/28	1,685	2,000,264
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	780	859,700
5.50%, 12/01/26	1,125	1,234,553
5.75%, 12/01/28	125	137,353
5.88%, 12/01/33	6,895	7,568,090
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	2,645	2,790,819
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35 (c)	18,525	7,317,745
CAB, Transportation System, Series C (AGC) (AMBAC), 0.00%, 12/15/25 (c)	8,550	6,424,128
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/28	4,205	4,574,914

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued):
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/29	$2,145	$2,317,565
Transportation Program, Series AA, 5.25%, 6/15/33	4,150	4,392,194
Transportation Program, Series AA, 5.00%, 6/15/38	3,990	4,166,518
Transportation System, Series A, 5.50%, 6/15/41	2,980	3,093,240
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	4,000	4,796,000
Transportation System, Series AA, 5.50%, 6/15/39	5,625	6,016,837
Transportation System, Series B, 5.50%, 6/15/31	1,000	1,049,240
Transportation System, Series B, 5.00%, 6/15/42	2,575	2,641,306
Transportation System, Series D, 5.00%, 6/15/32	1,825	1,921,378

		82,933,503
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	1,040	1,179,058
New York — 3.9%
City of New York New York Transitional Finance Authority, RB:
Fiscal 2009, Series S-4, 5.50%, 1/15/34	7,250	7,712,042
Future Tax Secured Fiscal, Sub-Series E-1, 5.00%, 2/01/37	3,595	4,240,878
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	4,150	4,841,763
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 2/15/21 (b)	1,155	1,339,373
5.75%, 2/15/47	765	879,750
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 2/15/39	1,755	2,058,580
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	3,855	4,516,749
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	8,300	9,103,440
State of New York Dormitory Authority, ERB, Series B, 5.25%, 3/15/19 (b)	3,250	3,474,088

		38,166,663
Ohio — 2.8%
County of Franklin Ohio, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	5,930	6,711,870
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	3,000	3,543,960
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	11,135	12,321,323
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	1,950	2,293,005
5.25%, 2/15/33	2,730	3,200,789

		28,070,947

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	37

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Municipal Bonds	Par (000)	Value
Oregon — 0.5%
Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A (a):
0.00%, 6/15/38	$425	$438,358
0.00%, 6/15/39	395	406,826
0.00%, 6/15/40	420	432,453
Counties of Washington & Multnomah Oregon School District No. 48J Beaverton, GO, Convertible CAB, Series D, 0.00%, 6/15/36 (a)	2,340	2,645,370
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 6/15/38 (c)	2,800	1,200,584

		5,123,591
Pennsylvania — 6.3%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	3,305	3,620,462
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Bridge Finco LP, AMT:
5.00%, 12/31/34	7,115	8,025,009
5.00%, 12/31/38	5,850	6,535,971
5.00%, 6/30/42	6,805	7,558,858
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	8,075	9,048,764
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	1,775	2,000,833
Series A-1, 5.00%, 12/01/41	2,320	2,612,390
Series B, 5.00%, 12/01/40	920	1,040,971
Series C, 5.50%, 12/01/33	1,565	1,835,369
Sub-Series B-1, 5.00%, 6/01/42	7,330	8,237,747
Sub-Series C (AGC), 6.25%, 6/01/18 (b)	5,695	5,948,029
Subordinate, Special Motor License Fund, 6.00%, 12/01/20 (b)	2,575	2,991,558
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	2,165	2,434,629

		61,890,590
Rhode Island — 1.2%
Rhode Island Commerce Corp., RB, Airport Corp., Series D:
5.00%, 7/01/41	295	332,486
5.00%, 7/01/46	325	364,435
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	3,000	3,019,530
5.00%, 6/01/50	7,465	7,664,017

		11,380,468
South Carolina — 3.9%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	3,600	4,198,644
State of South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	6,530	7,342,854
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	9,350	10,578,777
Series E, 5.50%, 12/01/53	2,025	2,284,808
State of South Carolina Public Service Authority, Refunding RB, Series B:
Santee Cooper, 5.00%, 12/01/38	5,870	6,407,809
(AGM), 5.00%, 12/01/56	7,155	8,002,152

		38,815,044

Municipal Bonds	Par (000)	Value
Texas — 18.1%
Aldine Independent School District, GO, Refunding(PSF-GTD), 5.00%, 2/15/42	$9,700	$11,395,560
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A:
(AGC), 5.38%, 5/15/19 (b)	3,460	3,730,261
(AGC), 6.00%, 5/15/19 (b)	5,400	5,881,518
(AGC), 6.00%, 11/15/35	300	327,021
(AGC), 5.38%, 11/15/38	190	203,148
(AGM), 5.00%, 11/15/17 (b)	10,000	10,119,700
City of Houston Texas Combined Utility System Revenue, Refunding RB, Series B, 5.00%, 11/15/36	7,110	8,381,339
City of San Antonio Texas Electric & Gas Revenue, Refunding RB, 5.00%, 2/01/42	7,450	8,741,010
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 2/01/38	1,450	1,655,204
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (c)	5,810	2,654,938
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	2,095	2,380,486
Dallas ISD, GO, School Building (PSF-GTD), 6.38%, 2/15/18 (b)	10,000	10,293,800
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	10,980	12,298,588
Dallas-Fort Worth International Airport, Refunding ARB, Series F:
5.25%, 11/01/33	2,745	3,227,791
5.00%, 11/01/35	5,000	5,480,850
Grand Parkway Transportation Corp., RB, Convertible CAB, Series B, 0.00%, 10/01/46 (a)	5,815	5,268,971
Grand Prairie ISD, GO, Refunding, CAB, 0.00%, 8/15/18 (b)(c)	10,000	5,074,500
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (c)	9,685	3,984,409
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/43 (c)	24,100	6,046,931
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A, 6.00%, 1/01/19 (b)	5,100	5,460,009
1st Tier System, Series A, 5.13%, 1/01/28	2,460	2,502,066
1st Tier System, Series A, 6.00%, 1/01/28	1,175	1,256,909
1st Tier System, Series A (NPFGC), 5.13%, 1/01/18 (b)	17,540	17,850,282
1st Tier System, Series S (NPFGC), 5.75%, 1/01/18 (b)	8,540	8,713,277
1st Tier System, Series SE (NPFGC), 5.75%, 1/01/40	1,460	1,487,506
Series B, 5.00%, 1/01/40	1,710	1,910,583
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (c):
0.00%, 9/15/35	680	300,948
0.00%, 9/15/36	12,195	5,082,388
0.00%, 9/15/37	8,730	3,423,295
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/32	3,930	4,317,184
Natural Gas Utility Improvements, 5.00%, 12/15/31	1,665	1,837,727

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Municipal Bonds	Par (000)	Value
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	$3,630	$3,977,863
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	11,345	12,668,508

		177,934,570
Utah — 0.4%
Salt Lake City Corp. Airport Revenue, RB, Series A, AMT, 5.00%, 7/01/42	3,490	4,013,709
Washington — 1.3%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	2,830	3,161,478
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	1,000	1,108,660
Providence Health & Services, Series A, 5.25%, 10/01/39	2,725	2,930,220
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	5,687,658

		12,888,016
Wisconsin — 0.5%
Public Finance Authority, RB, KU Campus Development Corp., Central District Development Project, 5.00%, 3/01/46	560	630,644
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	3,745	4,039,731

		4,670,375
Total Municipal Bonds — 115.6%		1,139,549,718

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Arizona — 1.1%
Arizona School Facilities Board, COP, (AGC), 5.13%, 9/01/18 (b)(e)	10,000	10,450,700
California — 4.9%
California State University, RB, Systemwide, Series A (AGM):
5.00%, 5/01/18 (b)(e)	7,793	8,034,133
5.00%, 11/01/33 (e)	204	210,231
City of Riverside California, RB, Issue D (AGM), 5.00%, 10/01/38	20,000	20,846,000
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM) (b):
5.00%, 5/01/18	1,554	1,603,154
5.00%, 5/01/18	7,816	8,060,221
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (b)	5,248	5,777,551
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (b)	1,047	1,136,679
University of California, RB, Series O, 5.75%, 5/15/19 (b)	2,206	2,395,495

		48,063,464

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (e)	$2,469	$2,566,021
Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,932	4,475,546
District of Columbia — 1.5%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	2,594	2,850,250
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (b)(e)	4,277	4,529,410
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	6,880	7,866,386

		15,246,046
Florida — 4.2%
City of Miami Beach Florida, RB, 5.00%, 9/01/45	8,760	9,995,598
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	4,840	5,477,912
County of Miami-Dade Florida Water & Sewer System, (AGC), 5.00%, 10/01/39	11,701	12,897,334
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (b)	12,013	13,088,204

		41,459,048
Illinois — 4.5%
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (b)(e)	3,499	3,774,974
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (b)	10,000	10,488,200
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series A, 5.00%, 1/01/40	7,621	8,665,030
Senior, Series B, 5.00%, 1/01/40	2,939	3,317,248
Senior, Series C, 5.00%, 1/01/36	10,000	11,320,791
Series A, 5.00%, 1/01/38	5,836	6,535,812

		44,102,055
Kansas — 1.7%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 9/01/47	13,470	16,475,263
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	4,204	4,815,804
Michigan — 0.9%
Michigan Finance Authority, RB, Beaumont Health Credit Group, 5.00%, 11/01/44	5,591	6,268,156
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	2,410	2,707,828

		8,975,984
Nevada — 1.7%
County of Clark Nevada Water Reclamation District, GO, Series B (b):
Limited Tax, 5.75%, 7/01/19	4,813	5,250,061
5.50%, 7/01/19	510	553,689
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 6/01/46	9,840	11,356,836

		17,160,586

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	39

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New Jersey — 2.0%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	$2,320	$2,693,799
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	12,199,800
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (e)	4,961	5,152,439

		20,046,038
New York — 8.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series DD:
5.00%, 6/15/18 (b)	2,586	2,676,244
5.00%, 6/15/37	14,981	15,504,762
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	15,521	17,727,995
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	4,740	5,558,977
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	9,850	11,637,184
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	4,280	4,982,895
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 3/15/43	14,280	15,966,325
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 198th Series, 5.25%, 11/15/56	6,402	7,527,024
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (e)	4,500	4,748,355

		86,329,761
Ohio — 0.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 4/28/18 (b)	4,990	5,141,247
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	1,520	1,610,638

		6,751,885
Pennsylvania — 0.3%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 8/15/42	2,560	2,907,622
Texas — 4.7%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	1,798	2,001,424

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 2/15/41	$9,840	$11,371,006
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (e)	8,868	9,952,044
Friendswood ISD Texas, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/18 (b)	12,955	13,245,042
Texas State University Systems, Refunding RB, 5.25%, 3/15/18 (b)	10,000	10,272,200

		46,841,716
Virginia — 0.4%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/18 (b)	3,944	4,079,464
Washington — 2.7%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (b)	16,770	17,177,595
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	8,205	9,923,373

		27,100,968
Wisconsin — 2.7%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/19 (b)	14,780	16,072,954
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	2,490	2,710,440
Series C, 5.25%, 4/01/19 (b)(e)	7,459	7,985,173

		26,768,567
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.1%		434,616,538
Total Long-Term Investments (Cost — $1,467,113,804) — 159.7%		1,574,166,256

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (f)(g)	10,345,820	10,349,958
Total Short-Term Securities (Cost — $10,347,416) — 1.1%		10,349,958
Total Investments (Cost — $1,477,461,220) — 160.8%		1,584,516,214
Other Assets Less Liabilities — 1.0%		10,540,695
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.7)%		(253,540,312)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (36.1)%		(355,922,910)

Net Assets Applicable to Common Shares — 100.0%		$985,593,687

Notes to Schedule of Investments

(a)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire on November 1, 2017 to November 1, 2019, is $32,233,114. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

(f)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation
BlackRock Liquidity Funds, MuniCash, Institutional Class	5,108,362	5,237,458	10,345,820	$10,349,958	$64,678	$5,235	$2,542
[1] Includes net capital gain distributions.

(g)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(33)	September 2017	$3,899	$(351)
10-Year U.S. Treasury Note	(248)	September 2017	$31,221	6,492
Long U.S. Treasury Bond	(223)	September 2017	$34,112	(90,905)
Ultra U.S. Treasury Bond	(48)	September 2017	$7,896	(65,195)
Total				$(149,959)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$6,492	—	$6,492

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$156,451	—	$156,451

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$3,447,898	—	$3,447,898

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$406,004	—	$406,004

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,932,070	[1]
Average notional value of contracts — short	$91,729,010
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	41

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,574,166,256	—	$1,574,166,256
Short-Term Securities	$10,349,958	—	—	10,349,958

Total Investments	$10,349,958	$1,574,166,256	—	$1,584,516,214

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$6,492	—	—	$6,492
Liabilities:
Interest rate contracts	(156,451)	—	—	(156,451)

Total	$(149,959)	—	—	$(149,959)

[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(252,930,497)	—	$(252,930,497)
VRDP Shares at Liquidation Value	—	(356,400,000)	—	(356,400,000)

Total	—	$(609,330,497)	—	$(609,330,497)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2017

Statements of Assets and Liabilities

July 31, 2017	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Assets
Investments at value — unaffiliated[1]	$513,322,862	$905,781,836	$912,794,489	$1,574,166,256
Investments at value — affiliated[2]	327,524	545,792	3,962,065	10,349,958
Cash pledged for futures contracts	201,800	599,750	732,350	1,166,600
Receivables:
Interest — unaffiliated	5,407,602	12,750,497	8,695,869	16,674,588
Variation margin on futures contracts	11,016	32,766	39,641	69,039
Dividends — affiliated	115	5,575	4,598	9,309
Investments sold	—	—	2,771,511	—
Prepaid expenses	17,544	21,644	22,633	31,849

Total assets	519,288,463	919,737,860	929,023,156	1,602,467,599

Accrued Liabilities
Bank overdraft	205,365	230,363	342,708	493,101
Payables:
Investments purchased	3,620,549	12,396,630	—	—
Income dividends	1,440,974	2,236,371	2,137,676	4,629,768
Investment advisory fees	451,159	752,349	772,629	1,327,120
Interest expense and fees	104,835	540,801	260,074	609,815
Officer’s and Directors’ fees	4,511	287,267	302,420	519,913
Other accrued expenses	207,202	275,293	293,482	440,788

Total accrued liabilities	6,034,595	16,719,074	4,108,989	8,020,505

Other Liabilities
TOB Trust Certificates	62,841,318	195,487,580	113,374,080	252,930,497
VMTP Shares, at liquidation value of $100,000 per share[3,4]	131,000,000	—	—	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3,4]	—	166,228,160	247,338,256	355,922,910

Total other liabilities	193,841,318	361,715,740	360,712,336	608,853,407

Total liabilities	199,875,913	378,434,814	364,821,325	616,873,912

Net Assets Applicable to Common Shareholders	$319,412,550	$541,303,046	$564,201,831	$985,593,687

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6]	$296,651,935	$493,038,423	$527,849,631	$903,699,243
Undistributed net investment income	1,647,251	1,354,786	3,038,136	9,041,071
Accumulated net realized loss	(16,398,440)	(2,426,644)	(23,946,287)	(34,051,662)
Net unrealized appreciation (depreciation)	37,511,804	49,336,481	57,260,351	106,905,035

Net Assets Applicable to Common Shareholders	$319,412,550	$541,303,046	$564,201,831	$985,593,687

Net asset value, per Common Share	$14.19	$15.73	$14.25	$14.48

[1] Investments at cost — unaffiliated	$475,790,050	$856,369,076	$855,442,517	$1,467,113,804
[2] Investments at cost — affiliated	$327,524	$545,738	$3,961,669	$10,347,416
[3] Preferred Shares outstanding, par value $0.10 per share	1,310	1,665	2,477	3,564
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	9,490	12,665	14,637	26,364
[5] Common Shares outstanding, par value $0.10 per share	22,515,224	34,405,717	39,586,584	68,084,838
[6] Common Shares authorized	199,990,510	199,987,335	199,985,363	199,973,636

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	43

Statements of Operations

Year Ended July 31, 2017	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Investment Income
Interest — unaffiliated	$22,950,504	$35,538,742	$36,252,396	$70,674,070
Dividends — affiliated	15,212	31,878	21,264	64,678

Total investment income	22,965,716	35,570,620	36,273,660	70,738,748

Expenses
Investment advisory	2,832,624	4,497,016	4,648,713	8,039,806
Professional	86,598	116,380	123,896	180,934
Accounting services	83,239	127,380	125,318	184,073
Officer and Directors	34,691	90,463	94,273	163,950
Transfer agent	33,596	37,918	46,443	81,870
Custodian	22,214	36,348	37,919	61,480
Registration	9,828	13,852	15,922	27,694
Printing	8,402	9,849	10,668	13,789
Rating agency	38,871	38,927	39,054	39,225
Miscellaneous	22,972	36,272	36,146	55,157

Total expenses excluding interest expense, fees and amortization of offering costs	3,173,035	5,004,405	5,178,352	8,847,978

Interest expense, fees and amortization of offering costs[1]	3,123,902	5,369,145	5,672,583	9,415,458

Total expenses	6,296,937	10,373,550	10,850,935	18,263,436
Less fees waived by the Manager	(111,819)	(5,546)	(3,472)	(10,601)

Total expenses after fees waived	6,185,118	10,368,004	10,847,463	18,252,835

Net investment income	16,780,598	25,202,616	25,426,197	52,485,913

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	573,857	(2,013,107)	1,089,181	(290,673)
Investments — affiliated	2,344	934	1,653	1,141
Futures contracts	647,800	2,008,909	2,052,014	3,447,898
Capital gain distributions from investment companies — affiliated	—	3	1	4,094

	1,224,001	(3,261)	3,142,849	3,162,460

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(20,833,372)	(32,435,276)	(35,583,854)	(69,575,265)
Investments — affiliated	—	54	396	2,542
Futures contracts	40,008	119,257	417,188	406,004

	(20,793,364)	(32,315,965)	(35,166,270)	(69,166,719)

Net realized and unrealized loss	(19,569,363)	(32,319,226)	(32,023,421)	(66,004,259)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(2,788,765)	$(7,116,610)	$(6,597,224)	$(13,518,346)

[1] Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2017

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)		BlackRock MuniYield California Quality Fund, Inc. (MCA)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$16,780,598	$17,649,198	$25,202,616	$27,797,843
Net realized gain (loss)	1,224,001	(180,558)	(3,261)	1,382,536
Net change in unrealized appreciation (depreciation)	(20,793,364)	14,305,532	(32,315,965)	22,794,435

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(2,788,765)	31,774,172	(7,116,610)	51,974,814

Distributions to Common Shareholders[1]
From net investment income	(17,291,692)	(18,192,301)	(26,836,468)	(29,271,550)
From net realized gain	—	—	(1,659,457)	—

Decrease in net assets resulting from distributions to Common Shareholders	(17,291,692)	(18,192,301)	(28,495,925)	(29,271,550)

Capital Share Transactions
Reinvestment of common distributions	—	—	151,954	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(20,080,457)	13,581,871	(35,460,581)	22,703,264
Beginning of year	339,493,007	325,911,136	576,763,627	554,060,363

End of year	$319,412,550	$339,493,007	$541,303,046	$576,763,627

Undistributed net investment income, end of year	$1,647,251	$2,160,168	$1,354,786	$2,743,421

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	45

Statements of Changes in Net Assets

	BlackRock MuniYield New York Quality Fund, Inc. (MYN)		BlackRock MuniYield Quality Fund III, Inc. (MYI)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$25,426,197	$27,609,415	$52,485,913	$57,199,642
Net realized gain (loss)	3,142,849	872,615	3,162,460	(710,916)
Net change in unrealized appreciation (depreciation)	(35,166,270)	36,534,748	(69,166,719)	50,664,478

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(6,597,224)	65,016,778	(13,518,346)	107,153,204

Distributions to Common Shareholders[1]
From net investment income	(25,728,944)	(28,860,756)	(55,560,635)	(59,486,296)

Capital Share Transactions
Reinvestment of common distributions	—	—	1,440,983	1,943,879

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(32,326,168)	36,156,022	(67,637,998)	49,610,787
Beginning of year	596,527,999	560,371,977	1,053,231,685	1,003,620,898

End of year	$564,201,831	$596,527,999	$985,593,687	$1,053,231,685

Undistributed net investment income, end of year	$3,038,136	$3,525,453	$9,041,071	$12,352,410

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2017

Statements of Cash Flows

Year Ended July 31, 2017	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Cash Provided by (Used for) Operating Activities
Net decrease in net assets resulting from operations	$(2,788,765)	$(7,116,610)	$(6,597,224)	$(13,518,346)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	95,364,695	331,937,688	120,662,886	273,339,652
Purchases of long-term investments	(103,289,116)	(356,107,615)	(126,880,511)	(261,709,948)
Net proceeds from sales (purchases) of short-term securities	302,199	(401,753)	(2,415,335)	(5,237,913)
Amortization of premium and accretion of discount on investments and other fees	1,772,013	5,474,018	4,732,887	(1,610,597)
Net realized (gain) loss on investments	(576,201)	2,026,453	(1,090,834)	291,332
Net unrealized loss on investments	20,833,372	32,435,222	35,583,458	69,572,723
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(21,000)	(204,000)	(128,000)	(479,000)
Receivables:
Interest — unaffiliated	(84,885)	519,344	367,785	900,045
Dividends — affiliated	630	(5,445)	(4,126)	(7,465)
Variation margin on futures contracts	(11,016)	(32,766)	(39,641)	(69,039)
Prepaid expenses	13,443	14,202	14,247	15,679
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	207,428	360,562	366,449	620,569
Interest expense and fees	50,679	303,653	148,544	296,317
Officer’s and Directors’ fees	(558)	39,963	41,717	72,177
Variation margin on futures contracts	(59,047)	(127,016)	(195,376)	(217,251)
Other accrued expenses	74,500	103,521	140,783	193,600

Net cash provided by operating activities	11,788,371	9,219,421	24,707,709	62,452,535

Cash Provided by (Used for) Financing Activities
Proceeds from TOB Trust Certificates	10,888,376	74,666,900	18,967,284	49,720,346
Repayments of TOB Trust Certificates	(5,596,424)	(45,871,737)	(17,698,191)	(58,592,489)
Proceeds from Loan for TOB Trust Certificates	—	2,994,900	7,858,738	18,851,064
Repayments of Loan for TOB Trust Certificates	—	(12,735,075)	(8,466,238)	(18,851,064)
Cash dividends paid to Common Shareholders	(17,291,692)	(28,343,382)	(25,728,944)	(54,113,157)
Increase in bank overdraft	205,365	57,537	342,708	493,101
Amortization of deferred offering costs	—	11,436	15,214	19,999

Net cash used for financing activities	(11,794,375)	(9,219,421)	(24,709,429)	(62,472,200)

Cash
Net increase (decrease) in cash	(6,004)	—	(1,720)	(19,665)
Cash at beginning of year	6,004	—	1,720	19,665

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$3,073,223	$5,054,056	$5,508,825	$9,099,142

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	$151,954	—	$1,440,983

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	47

Financial Highlights	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.08	$14.48	$14.42	$13.27	$15.18

Net investment income[1]	0.75	0.78	0.80	0.82	0.81
Net realized and unrealized gain (loss)	(0.87)	0.63	0.09	1.18	(1.87)

Net increase (decrease) from investment operations	(0.12)	1.41	0.89	2.00	(1.06)

Distributions to Common Shareholders from net investment income[2]	(0.77)	(0.81)	(0.83)	(0.85)	(0.85)

Net asset value, end of year	$14.19	$15.08	$14.48	$14.42	$13.27

Market price, end of year	$14.17	$14.94	$13.13	$12.94	$12.32

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.50)%	10.33%	6.84%	16.19%	(7.41)%

Based on market price	0.29%	20.55%	7.96%	12.30%	(16.08)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.96%	1.56%	1.50%	1.61%	1.66%

Total expenses after fees waived and paid indirectly	1.92%	1.55%	1.49%	1.56%	1.60%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.95%	0.95%	0.96%	0.95%	0.97%

Net investment income to Common Shareholders	5.21%	5.32%	5.41%	6.01%	5.36%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$319,413	$339,493	$325,911	$324,563	$298,707

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$131,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$343,826	$359,155	$348,787	$347,758	$328,021

Borrowings outstanding, end of year (000)	$62,841	$57,549	$51,795	$52,497	$81,123

Portfolio turnover rate	19%	15%	13%	28%	40%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2017

Financial Highlights	BlackRock MuniYield California Quality Fund, Inc. (MCA)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.77	$16.11	$16.14	$14.83	$16.60

Net investment income[1]	0.73	0.81	0.83	0.87	0.88
Net realized and unrealized gain (loss)	(0.94)	0.70	0.02	1.35	(1.74)

Net increase (decrease) from investment operations	(0.21)	1.51	0.85	2.22	(0.86)

Distributions to Common Shareholders:[2]
From net investment income	(0.78)	(0.85)	(0.88)	(0.91)	(0.91)
From net realized gain	(0.05)	—	—	—	—

Total distributions	(0.83)	(0.85)	(0.88)	(0.91)	(0.91)

Net asset value, end of year	$15.73	$16.77	$16.11	$16.14	$14.83

Market price, end of year	$15.18	$16.75	$14.71	$14.37	$13.66

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.92)%	9.84%	5.76%	16.04%	(5.41)%

Based on market price	(4.26)%	20.15%	8.47%	12.16%	(12.83)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.91%	1.46%	1.32%	1.40%	1.48%

Total expenses after fees waived and paid indirectly	1.91%	1.46%	1.32%	1.40%	1.48%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.92%	0.89%	0.86%	0.90%	0.92%

Net investment income to Common Shareholders	4.64%	4.94%	5.09%	5.63%	5.37%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$541,303	$576,764	$554,060	$555,127	$510,018

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$166,500	$166,500	$166,500	$166,500	$166,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$425,107	$446,404	$432,769	$433,410	$406,317

Borrowings outstanding, end of year (000)	$195,488	$176,433	$172,574	$127,397	$188,185

Portfolio turnover rate	37%	23%	36%	15%	25%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	49

Financial Highlights	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.07	$14.16	$14.09	$13.17	$15.07

Net investment income[1]	0.64	0.70	0.75	0.78	0.83
Net realized and unrealized gain (loss)	(0.81)	0.94	0.09	0.97	(1.88)

Net increase (decrease) from investment operations	(0.17)	1.64	0.84	1.75	(1.05)

Distributions to Common Shareholders from net investment income[2]	(0.65)	(0.73)	(0.77)	(0.83)	(0.85)

Net asset value, end of year	$14.25	$15.07	$14.16	$14.09	$13.17

Market price, end of year	$13.26	$14.40	$13.13	$12.71	$12.34

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.69)%	12.19%	6.54%	14.21%	(7.33)%

Based on market price	(3.29)%	15.60%	9.52%	9.95%	(13.40)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.93%	1.51%	1.44%	1.50%	1.53%

Total expenses after fees waived and paid indirectly	1.93%	1.50%	1.44%	1.50%	1.53%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.92%	0.89%	0.89%	0.91%	0.91%

Net investment income to Common Shareholders	4.52%	4.79%	5.22%	5.82%	5.59%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$564,202	$596,528	$560,372	$557,606	$521,263

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$247,700	$247,700	$247,700	$247,700	$247,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$327,776	$340,827	$326,230	$325,114	$310,441

Borrowings outstanding, end of year (000)	$113,374	$112,712	$93,113	$89,734	$108,615

Portfolio turnover rate	13%	15%	20%	18%	10%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2017

Financial Highlights	BlackRock MuniYield Quality Fund III, Inc. (MYI)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.49	$14.79	$14.84	$13.64	$15.32

Net investment income[1]	0.77	0.84	0.87	0.89	0.89
Net realized and unrealized gain (loss)	(0.96)	0.74	(0.03)	1.18	(1.70)

Net increase (decrease) from investment operations	(0.19)	1.58	0.84	2.07	(0.81)

Distributions to Common Shareholders from net investment income[2]	(0.82)	(0.88)	(0.89)	(0.87)	(0.87)

Net asset value, end of year	$14.48	$15.49	$14.79	$14.84	$13.64

Market price, end of year	$14.66	$15.63	$14.04	$13.46	$12.80

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(1.02)%	11.08%	6.12%	16.23%	(5.66)%

Based on market price	(0.69)%	18.07%	11.06%	12.35%	(14.21)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.85%	1.45%	1.39%	1.47%	1.43%

Total expenses after fees waived and paid indirectly	1.84%	1.45%	1.39%	1.47%	1.43%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.89%	0.88%	0.88%	0.91%	0.89%

Net investment income to Common Shareholders	5.30%	5.60%	5.78%	6.35%	5.83%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$985,594	$1,053,232	$1,003,621	$1,007,291	$925,812

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$356,400	$356,400	$356,400	$356,400	$356,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$376,541	$395,520	$381,600	$382,629	$359,768

Borrowings outstanding, end of year (000)	$252,930	$261,803	$244,245	$262,507	$287,426

Portfolio turnover rate	16%	10%	11%	15%	9%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	51

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	Maryland	Diversified*
BlackRock MuniYield California Quality Fund, Inc.	MCA	Maryland	Diversified*
BlackRock MuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRock MuniYield Quality Fund III, Inc.	MYI	Maryland	Diversified*

*	The Fund’s classification changed from non-diversified to diversified during the reporting period.

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of

52	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (‘NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

ANNUAL REPORT	JULY 31, 2017	53

Notes to Financial Statements (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’ own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Fund to borrow money for purposes of making investments. The management of MCA, MYN and MYI believes that each Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

54	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended July 31, 2017, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUE	$114,554,503	$62,841,318	0.84% - 1.00%	$62,270,444	1.40%
MCA	$416,116,254	$195,487,580	0.83% - 1.02%	$190,062,267	1.37%
MYN	$218,613,598	$113,374,080	0.84% - 0.97%	$118,827,211	1.38%
MYI	$434,616,538	$252,930,497	0.84% - 1.48%	$261,136,211	1.39%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2017.

For the year ended July 31, 2017, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MCA	—	—	$379,509	0.78%
MYN	—	—	$451,400	0.83%
MYI	—	—	$999,553	0.78%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash

ANNUAL REPORT	JULY 31, 2017	55

Notes to Financial Statements (continued)

equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUE	MCA	MYN	MYI
Investment advisory fees	0.55%	0.50%	0.50%	0.50%

For purposes of calculating these fees, “net assets” mean the total assets of a Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Waivers: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended July 31, 2017, the amounts waived were as follows:

	MUE	MCA	MYN	MYI
Amounts waived	$2,360	$5,546	$3,472	$10,601

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective December 2, 2016, the waiver became contractual through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2017, there were no such fees waived by the Manager.

The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares). This amount is included in fees waived by the Manager in the Statements of Operations. For the year ended July 31, 2017, the waiver was $109,459.

Officers and Directors: Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

7. Purchases and Sales:

For the year ended July 31, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	MUE	MCA	MYN	MYI
Purchases	$97,943,224	$360,070,590	$126,880,511	$257,030,268
Sales	$95,364,695	$331,937,688	$122,937,900	$271,043,012

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

56	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company, the characterization of expenses and the sale of bonds received from TOB Trusts were reclassified to the following accounts:

	MUE	MCA	MYN	MYI
Paid-in capital	$(3,385,582)	$(11,436)	$(2,310,951)	$(21,271,303)
Undistributed net investment income	$(1,823)	$245,217	$(184,570)	$(236,617)
Accumulated net realized loss	$3,387,405	$(233,781)	$2,495,521	$21,507,920

The tax character of distributions paid was as follows:

		MUE	MCA	MYN	MYI
Tax-exempt income[1]	7/31/17	$19,532,177	$29,457,340	$29,637,043	$61,268,578
	7/31/16	$19,704,376	$31,026,504	$31,428,254	$63,226,052
Ordinary income[2]	7/31/17	—	1,247,453	85,038	32,524
	7/31/16	29	—	44,987	17,196
Long-term capital gains[3]	7/31/17	—	528,936	—	—
	7/31/16	—	—	—	—

Total	7/31/17	$19,532,177	$31,233,729	$29,722,081	$61,301,102

	7/31/16	$19,704,405	$31,026,504	$31,473,241	$63,243,248

[1]	The Funds designate these amounts paid during the fiscal year ended July 31, 2017, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount and net shot-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends non-US residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Funds designate these amounts paid during the fiscal year ended July 31, 2017 as capital gain dividends.

As of period end, the tax components of accumulated net earnings were as follows:

	MUE	MCA	MYN	MYI
Undistributed tax-exempt income	$1,054,974	$1,006,528	$1,617,240	$5,159,970
Undistributed ordinary income	—	—	8,123	383,451
Capital loss carryforwards	(15,533,608)	—	(21,837,715)	(26,689,609)
Net unrealized gains[1]	37,239,249	48,747,286	56,564,552	103,040,632
Qualified late-year losses[2]	—	(1,489,191)	—	—

Total	$22,760,615	$48,264,623	$36,352,200	$81,894,444

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in TOB Trusts and the deferral of compensation to Directors.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUE	MYN	MYI
No expiration date[1]	$9,520,478	$17,179,778	$229,581
2018	6,013,130	3,370,191	26,460,028
2019	—	1,287,746	—

Total	$15,533,608	$21,837,715	$26,689,609

[1]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2017, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

	MUE	MYN	MYI
Amount utilized	$1,106,529	$3,543,690	$3,930,685

As of July 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income-tax purposes were as follows:

	MUE	MCA	MYN	MYI
Tax cost	$413,567,233	$661,808,940	$746,521,421	$1,228,035,627

Gross unrealized appreciation	$37,553,038	$50,200,431	$58,433,189	$108,481,784
Gross unrealized depreciation	(311,203)	(1,169,323)	(1,572,136)	(4,931,694)

Net unrealized appreciation	$37,241,835	$49,031,108	$56,861,053	$103,550,090

ANNUAL REPORT	JULY 31, 2017	57

Notes to Financial Statements (continued)

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

58	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

Concentration Risk: MCA and MYN invests a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MUE, MYN and MYI invested a significant portion of their assets in securities in the transportation sector. MCA invested a significant portion of its assets in securities in the county, city, special district and school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended July 31,	MCA	MYI
2017	9,066	95,522
2016	—	126,962

For the years ended July 31, 2017 and July 31, 2016, shares issued and outstanding remained constant for MUE and MYN.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYN and MYI (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and VRDP Shares of certain Funds are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	4/21/11	1,665	$166,500,000	5/01/41
MYN	4/21/11	2,477	$247,700,000	5/01/41
MYI	5/19/11	3,564	$356,400,000	6/01/41

ANNUAL REPORT	JULY 31, 2017	59

Notes to Financial Statements (continued)

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of each VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: Each VRDP Fund entered into a fee agreement with the liquidity provider that requires an upfront/an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between each VRDP Fund and its respective liquidity provider is for a 364 day term and was scheduled to expire on July 6, 2017. Each VRDP Fund renewed the fee agreement for an additional 364 days term which is scheduled to expire on July 5, 2018 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, the VRDP Funds are required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Funds are required to begin to segregate liquid assets with their custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the Funds’ VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), VRDP Funds may incur no/nominal remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, MCA’s and MYN’s VRDP Shares were assigned a long-term rating of Aa2 and MYI’s VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended July 31, 2017, the annualized dividend rates for the VRDP Shares were as follows:

	MCA	MYN	MYI
Rate	1.64%	1.61%	1.61%

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On June 21, 2012, the VRDP Funds each commenced a three-year term ending June 24, 2015 (the “special rate period”) with respect to their VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The special rate period has been extended each year for an additional one year term and is currently set to expire on June 20, 2018. Prior to June 20, 2018, the holder of the VRDP Shares and the VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the VRDP Funds on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the VRDP Funds are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. The VRDP Funds will not pay any fees to the liquidity provider and remarketing agent during the special rate period. The VRDP Funds will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

60	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

If the VRDP Funds redeem the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended July 31, 2017, VRDP Shares issued and outstanding of the VRDP Funds remained constant.

VMTP Shares

MUE has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and MUE may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of MUE were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MUE	12/16/11	1,310	$131,000,000	1/02/19

Redemption Terms: MUE is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of MUE’s VMTP Shares will be extended further or that MUE’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, MUE is required to begin to segregate liquid assets with the MUE’s custodian to fund the redemption. In addition, MUE is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MUE’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of MUE. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MUE redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if MUE fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2017, the annualized dividend rate for MUE VMTP Shares was 1.71%.

For the year ended July 31, 2017, VMTP Shares issued and outstanding of MUE remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares, with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

ANNUAL REPORT	JULY 31, 2017	61

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
MUE	0.0640	0.0640	VMTP	W-7	198,366
MCA	0.0650	0.0650	VRDP	W-7	237,160
MYN	0.0540	0.0540	VRDP	W-7	353,872
MYI	0.0680	0.0680	VRDP	W-7	507,650

[1]	Net investment income dividend paid on September 1, 2017 to Common Shareholders of record on August 15, 2017.

[2]	Net investment income dividend declared on September 1, 2017, payable to Common Shareholders of record on September 15, 2017.

[3]	Dividends declared for period August 1, 2017 to August 31, 2017.

62	ANNUAL REPORT	JULY 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc. and BlackRock MuniYield Quality Fund III, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc. and BlackRock MuniYield Quality Fund III, Inc. (collectively, the “Funds”) as of July 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, brokers and other financial intermediaries; when replies were not received from brokers and other financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc. and BlackRock MuniYield Quality Fund III, Inc., as of July 31, 2017, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 25, 2017

ANNUAL REPORT	JULY 31, 2017	63

Disclosure of Investment Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield Quality Fund III, Inc. (“MYI”) and BlackRock MuniYield New York Quality Fund, Inc. (“MYN” and together with MUE, MCA and MYI, each a “Fund,” and, collectively, the “Funds”) met in person on April 27, 2017 (the “April Meeting”) and June 7-8, 2017 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each an “Agreement,” and, collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Fund on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Fund and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each Fund considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each Fund has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Fund in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Fund’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds,

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

64	ANNUAL REPORT	JULY 31, 2017

Disclosure of Investment Advisory Agreements (continued)

under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Fund to BlackRock.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) fund repositionings and portfolio management changes, including additional information about the portfolio managers, research teams, organization and methods and historical track records of the teams, and the potential impact of such changes on fund performance and the costs of such changes; (b) scientific active equity management; (c) BlackRock’s option overwrite policy; (d) differences in services between closed-end funds and mutual funds; (d) market discount; and (e) adviser profitability.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2018. In approving the continuation of the Agreement for its Fund, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Board of each Fund was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Fund received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Fund as compared to other funds in its applicable Broadridge category and its Customized Peer

ANNUAL REPORT	JULY 31, 2017	65

Disclosure of Investment Advisory Agreements (continued)

Group. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

Each Board noted that for each of the one-, three- and five-year periods reported, its Fund ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for each Fund. The Composite measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Fund’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Boards of MUE and MYI noted that each Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Boards of MCA and MYN noted that each Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered its Fund’s asset levels and whether the current fee was appropriate.

66	ANNUAL REPORT	JULY 31, 2017

Disclosure of Investment Advisory Agreements (concluded)

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion: Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Fund were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Fund’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2017	67

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MUE, MCA and MYI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MYN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

68	ANNUAL REPORT	JULY 31, 2017

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Cynthia L. Egan 1955	Director	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Director	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
Catherine A. Lynch 1961	Director	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None

ANNUAL REPORT	JULY 31, 2017	69

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 219 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 317 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of [# RICS from RICs/Ports] RICs. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

[5]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

70	ANNUAL REPORT	JULY 31, 2017

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Fund serve at the pleasure of the Board.

As of the date of this report, the portfolio managers of:

•	MUE are Ted Jaeckel, Phillip Soccio, Peter Hayes and Christian Romaglino.

•	MYN are Michael Kalinoski and Walter O’Connor.

•	MYI are Michael Kalinoski, Walter O’Connor, Peter Hayes and Christian Romaglino.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10286	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Citigroup Global Markets Inc. New York, NY 10179	VRDP Liquidity Provider Citibank, N.A. New York, NY 10179	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

ANNUAL REPORT	JULY 31, 2017	71

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Michael J. Castellano		Richard E. Cavanagh		Cynthia L. Egan
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUE	21,054,958	591,376	20,929,913	716,421	21,136,136	510,198
MCA	31,970,320	634,037	31,784,491	819,866	32,011,056	593,301
MYI	64,042,987	1,624,841	63,888,903	1,778,925	64,298,956	1,368,872
MYN	34,968,185	1,547,665	34,316,695	2,199,155	34,931,845	1,584,005
	Frank J. Fabozzi[1]		Jerrold B. Harris		R. Glenn Hubbard
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUE	1,310	0	20,922,577	723,757	20,935,437	710,897
MCA	1,665	0	31,674,462	929,895	31,513,232	1,091,125
MYI	3,564	0	63,811,239	1,856,589	63,905,618	1,762,210
MYN	2,477	0	34,359,272	2,156,578	34,981,051	1,534,799
	W. Carl Kester[1]		Catherine A. Lynch		Barbara G. Novick
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUE	1,310	0	21,127,880	518,454	21,124,713	521,621
MCA	1,665	0	31,994,777	609,580	31,920,495	683,862
MYI	3,564	0	64,298,442	1,369,386	64,337,608	1,330,220
MYN	2,477	0	34,982,353	1,533,497	34,998,121	1,517,729
	John M. Perlowski		Karen P. Robards
	Votes For	Votes Withheld	Votes For	Votes Withheld
MUE	21,059,856	586,478	21,130,826	515,508
MCA	31,905,309	699,048	31,756,541	847,816
MYI	64,144,552	1,523,276	64,271,989	1,395,839
MYN	35,024,550	1,491,300	34,836,063	1,679,787

[1]	Voted on by holders of preferred shares only.

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

72	ANNUAL REPORT	JULY 31, 2017

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Except as disclosed on page 71, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Fund’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

ANNUAL REPORT	JULY 31, 2017	73

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	ANNUAL REPORT	JULY 31, 2017

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS4-7/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been Principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings Quality Fund II, Inc.	$37,600	$37,600	$0	$0	$14,382	$14,382	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings Quality Fund II, Inc.	$14,382	$14,382

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Phillip Soccio, CFA, Director at

BlackRock and Christian Romaglino, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel, Soccio and Romaglino have been members of the registrant’s portfolio management team since 2006, 2016 and 2017 respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr., CFA	Managing Director at BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM’) from 2005 to 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1997 to 2005.
Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Christian Romaglino	Director of BlackRock since 2017.

(a)(2)	As of July 31, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Theodore R. Jaeckel, Jr., CFA	38	0	0	0	0	0

	$27.77 Billion	$0	$0	$0	$0	$0

Phillip Soccio	18	0	0	0	0	0

	$5.80 Billion	$0	$0	$0	$0	$0

Christian Romaglino[1]	6	$0	$0	$0	$0	$0

	$3.66 Billion	$0	$0	$0	$0	$0

1 Mr. Romaglino became a portfolio manager of the Fund on July 10, 2017.

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.    It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2017:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the

BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2017.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr., CFA	None
Phillip Soccio	None
Christian Romaglino[1]	None

1 Mr. Romaglino became a portfolio manager of the Fund on July 10, 2017.

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Quality Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Quality Fund II, Inc.

Date: October 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Quality Fund II, Inc.

Date: October 10, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings Quality Fund II, Inc.

Date: October 10, 2017